IMPORTANT NOTE: CERTAIN MATERIAL, INDICATED BY [***], HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                 DEED OF LEASE

                                     BETWEEN

        11720 Sunrisecorp., L.L.C., a Maryland limited liability company as Landlord,


                                       AND


                      PATHNET, INC. a Delaware corporation

                                   as Tenant.



                             Dated: November 1, 1999




                              For Premises Located

                         At: 11720 Sunrise Valley Drive
                                Reston, Virginia
                        Terrace, First and Second Floors

                                  DEED OF LEASE



         THIS DEED OF LEASE (this "Lease") is made as of the 1st day of November, 1999 (the "Date of Lease"), by 11720 Sunrisecorp., L.L.C., a Maryland limited liability company ("Landlord"), and Pathnet, Inc. a Delaware corporation ("Tenant").

         Landlord and Tenant, intending legally to be bound, hereby covenant and agree as set forth below.

                                    ARTICLE I
                             BASIC LEASE PROVISIONS


         The following terms, when used herein, shall have the meanings set forth below.

         1.1 PREMISES. For purposes of this Lease, the rentable square footage of the Premises shall be deemed to be 39,103 square feet, on the Ground Floor, First Floor and Second Floor of the Building (hereafter defined) as outlined on Exhibit A-1 attached hereto and made a part hereof. For purposes of this Lease, the Premises shall consist of two (2) portions, the first ("Space A") consisting of approximately 10,157 rentable square feet located on the ground floor of the Building as shown on EXHIBIT A-1, attached hereto and incorporated herein by reference, and the second ("Space B") consisting of approximately 28,946 rentable square feet on the first and second floors of the Building as shown on EXHIBIT A-1. During the period between the Space A Commencement Date (as defined below) and the Space B Commencement Date (as defined below), the Premises shall be deemed to consist solely of Space A. After the Space B Commencement Date, the Premises shall be deemed to consist of Space A and Space B. Applicable provisions of this Lease shall be construed accordingly, to give effect to such phased delivery of the Premises. The Premises shall include the exclusive use of the loading dock that is adjacent to (and connected to) Space A.

         1.2 BUILDING. The building containing approximately 68,771 rentable square feet shown on EXHIBIT A-2 attached hereto and made a part hereof, and all alterations, additions, improvements, restorations or replacements now or hereafter made thereto, with an address of:

                  11720 Sunrise Valley Drive
                  Reston, Virginia

The Premises and Building have been measured prior to the Date of Lease using the BOMA standard method of measurement, and the square footages set forth herein are hereby stipulated by the parties.

         1.3 TERM. Commencing on the Space A Commencement Date (with respect to Space A) and on the Space B Commencement Date (with respect to Space B) and ending on the Expiration Date.

         1.4 COMMENCEMENT DATE. With respect to Space A, November 22, 1999 (the "Space A Commencement Date"). Except as specifically provided to the contrary in EXHIBIT B, with respect to Space B, March 15, 2000.

         1.5 EXPIRATION DATE. The last day of the [***] Lease Year, as such term is defined below.


         l.6     BASE RENT.
         (a) A total of [***] for the first Lease Year payable in equal monthly installments of [***]. The Base Rent shall be increased annually commencing on the first day of the second Lease Year in accordance with the following schedule:

         LEASE YEAR        TOTAL ANNUAL BASE RENT    MONTHLY INSTALLMENT
-------------------     ------------------------------------------------
         [***]             [***]                     [***]

Except as hereafter provided, the above rent schedule shall take effect on the first day of the first Lease Year, which shall be April 1, 2000 unless the Space B Commencement Date is deferred past April 1, 2000 pursuant to the express terms of EXHIBIT B, in which event the first day of the First Lease Year shall be the Space B Commencement Date unless the Space B Commencement Date is a day other than the first day of a calendar month, in which case the first day of the first Lease Year shall be the first day of the calendar month occurring immediately after the Space B Commencement Date. In addition to Base Rent payable under the above rent schedule, Tenant shall make a payment to Landlord on April 1, 2000 in respect of its use and occupancy of Space A in the amount of [***] (for the period prior to and including March 31, 2000). If the Space B Commencement Date is for any reason deferred past April 1, 2000 pursuant to the express terms of EXHIBIT B, Tenant will beginning on April 1, 2000, pay Monthly Base Rent for Space A at a rate of [***] per month for Space A, until the first day of the first Lease Year, at which time the above rent schedule shall apply to the Premises as a whole. In addition, on the Space B Commencement Date, Tenant shall pay Base Rent for Space B for the period between the Space B Commencement Date and the first day of the first Lease Year at the same per square foot rental rate as in effect for the first Lease Year, calculated for Space B on a PER DIEM basis. By way of example, if the Space B Commencement Date is March 15, 2000, Tenant will, in addition to the [***] payment for Space A which is due on April 1, 2000, and the Base Rent payment of [***] which is due on April 1, 2000 under the above rent schedule, make a payment of Base Rent for Space B in the amount of [***], for the 17-day period from March 15, 2000 to March 31, 2000, inclusive, which payment will be due and payable on March 15, 2000.

         1.7 SECURITY DEPOSIT. Initially, the Security Deposit shall be [***]. Landlord agrees that, provided Tenant has not committed a Default under this Lease (after giving effect to all applicable notice and cure periods) which is then continuing, and has not committed more than [***] Defaults (after giving effect to all applicable notice and cure periods) within the [***] month period prior to the date of such reduction (even if the same are not then continuing), the Security Deposit shall be subject to reduction on an annual basis, in accordance with the following schedule:

                       REDUCTION DATE            AMOUNT OF SECURITY DEPOSIT
---------------------------------------------------------------------------
                         [***]                               [***]


After the first day of the [***] Lease Year, there will be no further reduction of the Security Deposit, which will remain at [***] for the balance of the Term (as the same may be extended). In addition, if Tenant commits more than [***] Defaults under this Lease (after giving effect to all applicable notice and cure periods) in any [***] period, there shall thereafter be no further reductions of the Security Deposit.

         1.8 BASE YEAR. The Base Year for calculation of Operating Expenses and Real Estate Taxes shall be Calendar Year 2000 (E.G., January 1, 2000 to December 31, 2000).

         1.9 TENANT'S PROPORTIONATE SHARE OF OPERATING EXPENSES. 56.86% of the Operating Expenses.

         1.10 TENANT'S PROPORTIONATE SHARE OF REAL ESTATE TAXES 56.86% of Real Estate Taxes .

         1.11 PARKING SPACE ALLOCATION. 3.3 spaces per 1,000 square feet of rentable area, which shall be in unreserved, non-exclusive parking spaces available in the Parking Facilities.

         1.12 PERMITTED USE. Tenant may use the Premises for general office uses and any other use permitted as a matter of right under applicable zoning regulations which is not a "Prohibited Use", as hereafter defined. Landlord agrees that the term "Permitted Use" shall include any other use permitted as a matter of right under applicable zoning regulations which is appropriate and incidental to the operation of a telecommunications provider, including a network operating center, testing facilities for electronic equipment, network interconnection space, and training facilities. The foregoing notwithstanding, Tenant agrees that the following uses shall be prohibited, even if permitted as a matter of right under applicable zoning regulations or related to Tenant's business as a telecommunications provider (each being referred to herein as a "Prohibited Use"): (i) Any retail use; (ii) Any industrial use; (iii) Any use which would involve the storage, disposal, use or processing of Hazardous
Materials (other than Permitted Materials which are specifically allowed herein); (iv) any use involving unreasonable safety risks or concerns (including any significant risk of bodily injury or property damage); (v) any use which would increase the rates charged for property and casualty insurance applicable to the Building; and (vi) any use which is not consistent with the operation of a first class office property, as determined by Landlord in its reasonable discretion. Any use or activity which is not a Permitted Use is expressly prohibited by this Lease.

         1.13     TENANT'S TRADE NAME. Pathnet

         1.14     BROKER(S).  Landlord's: Julien J. Studley, Inc.
                              Tenant's: Trammell Crow Real Estate Services, Inc.

         1.15     LANDLORD'S ADDRESS.

         Prior to November 12, 1999:   c/o Penzance Properties, L.L.C.
                                       1719 Hoban Road, N.W.
                                       Washington, D.C. 20007

         November 12, 1999 and after:  c/o Penzance Properties, L.L.C.
                                       5627 Potomac Avenue, N.W.
                                       Washington, D.C. 20016

                  With a copy to:      McShea Management, Inc.
                                       One Bank Street, Suite 300
                                       Gaithersburg, Maryland 20878
                                       Attention: Property Manager
                                                  - 11720 Sunrise Valley Drive



                  And a copy to:       Mark S. Tenenbaum, Esq.
                                       Tenenbaum & Saas, P.C.

                                       4330 East-West Highway
                                       Suite 1150
                                       Bethesda, MD 20814

         1.16    TENANT'S ADDRESS.

                  Before Occupancy: Pathnet, Inc.
                                            1015 31st Street, N.W.
                                            Washington, D.C. 20007
                                            Attn: General Counsel

                  After Occupancy:  Pathnet, Inc.
                                            11720 Sunrise Valley Drive
                                            Reston, VA [ZIP]
                                            Attention: General Counsel


         1.17     GUARANTOR AND GUARANTOR'S ADDRESS.  Not Applicable.

                                    ARTICLE 2
                                   DEFINITIONS



         The following terms, when used herein, shall have the meanings set forth below.

         2.1 ADDITIONAL RENT. As defined in Section 5.3.

         2.2 AGENTS.  Officers,   partners,   directors,   employees,   agents,
licensees, customers, contractors and invitees.

         2.3 ALTERATIONS. Alterations, additions or improvements of any kind or nature to the Premises or the Building, whether structural or non-structural, interior, exterior or otherwise except that, with respect to any of the foregoing items proposed to be made for or by Tenant, Alterations shall be deemed to exclude (i) decorations of a cosmetic nature which do not impact the structure or operation of the base building systems of the Building and will not be readily apparent and visible from the exterior of the Building (e.g., carpeting, wall coverings, painting), (ii) Tenant's equipment, furniture and demountable wall panels (but Alterations shall not exclude Landlord's right of review over the integration of such equipment, furniture and/or demountable wall panels to any Building utility system or structural elements), and (iii) any Tenant Improvements constructed by Landlord pursuant to EXHIBIT B.

         2.4 CALENDAR YEAR. A period of twelve (12) months commencing on each January 1 during the Term, except that the first Calendar Year shall be that period from and including the Commencement Date through December 31 of that same year, and the last Calendar Year shall be that period from and including the last January 1 of the Term through the earlier of the Expiration Date or date of Lease termination. Notwithstanding the foregoing, the Calendar Year for the Base Year shall be not more than, and not less than, one (1) year.

         2.5 COMMON AREA. All areas, improvements, facilities and equipment from time to time designated by Landlord for the common use or benefit of Tenant, other tenants of the Building and their Agents, including, without limitation, roadways, entrances and exits, landscaped areas, open areas, park areas, exterior lighting, service drives, loading areas, pedestrian walkways, sidewalks, atriums, courtyards, concourses, stairs, ramps, washrooms, maintenance and utility rooms and closets, exterior utility lines, hallways, lobbies, elevators and their housing rooms, common window areas, common walls, common ceilings, common trash areas and Parking Facilities.

         2.6  EVENT OF DEFAULT. As defined in Article 22.

         2.7  HEREIN,  HEREAFTER,   HEREUNDER  AND  HEREOF.  Under  this  Lease,
including, without limitation, all Exhibits and any Riders.

         2.8 INCLUDING AND/OR INCLUDES. Including, but not limited to, and/or includes, without limitation. The term "including" and like terms used herein to identify particular items as being related to (or examples of) a descriptive term, phrase or provision shall, unless where expressly indicated to the contrary, be viewed as non-exclusive, and the identification of particular items, or use of such examples, shall not limit any other item or example which fits within the particular descriptive term, phrase or provision.

         2.9 INTEREST RATE. Per annum interest rate listed as the base rate on corporate loans at large U.S. money center commercial banks as published from time to time under "Money Rates" in the WALL STREET JOURNAL plus three percent (3 %). but in no event greater than the maximum rate permitted by law. In the event the WALL STREET JOURNAL ceases to publish such rates, Landlord shall choose at Landlord's sole discretion a similar publication which publishes such rates.

         2.10 LAND. The piece or parcel of land described in EXHIBIT A-2 and all rights, easements and appurtenances thereunto belonging or pertaining, or such portion thereof as shall be allocated by Landlord to the Building.

         2.11 LEASE YEAR. Each consecutive twelve (12) month period elapsing after (i) the Space B Commencement Date, if the Space B Commencement Date occurs on the first day of a month, or (ii) the first day of the month following the Space B Commencement Date, if the Space B Commencement Date does not occur on the first day of a month.

         2.12 MORTGAGE. Any mortgage, deed of trust, security interest or title retention interest affecting the Building or the Land.

         2.13 MORTGAGEE. The holder of any note or obligation secured by a mortgage, deed of trust, security interest or title retention interest affecting the Building or the Land, including, without limitation, lessors under ground leases, sale-leasebacks and lease-leasebacks.

         2.14 OPERATING EXPENSES. As defined in Section 7.2.

         2.15 PARKING FACILITIES. All parking areas now or hereafter made available by Landlord for use by tenants, including, without limitation, open-air parking, parking decks and parking areas under or within the Building, whether reserved, exclusive, non-exclusive or otherwise.

         2.16 REAL ESTATE TAXES As defined in Article 8.

         2.17 RENT. Base Rent and Additional Rent.

         2.18 RULES AND REGULATIONS. The rules and regulations set forth in EXHIBIT C attached hereto and made a part hereof, as the same may be amended or supplemented from time to time.

         2.19 SUBSTANTIAL COMPLETION. As defined in the Work Agreement attached hereto and made a part hereof as EXHIBIT B.

         2.20 SUBSTANTIAL PART. More than fifty percent (50%) of the rentable square feet of the Premises or the Building, as the case may be.

         2.21 WORK AGREEMENT. As set forth in EXHIBIT B attached hereto and made a part of

                                    ARTICLE 3
                                  THE PREMISES

         3.1 LEASE OF PREMISES. In consideration of the agreements contained herein, Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, for the Term and upon the terms and conditions hereinafter provided. As an appurtenance to the Premises, Tenant shall have the non-exclusive right, together with other tenants of the Building and their Agents, to use the Common Area. Landlord shall retain absolute dominion and control over the Common Area and shall operate and the Common Area in such manner as Landlord, in its sole discretion, shall determine; provided, however, such exclusive right shall not operate to prohibit or materially interfere with Tenant's Permitted Use and quiet enjoyment of the Premises. Landlord expressly reserves the right permanently to change, modify or eliminate, or temporarily to close, any portion of the Common Area, provided Landlord will not make any permanent (or long term) modifications which materially interfere with Tenant's access to the Premises, with Tenant's business operations in the Premises, or with Tenant's other rights under this Lease. The Premises are leased subject to, and Tenant agrees not to violate, all present and future covenants, conditions and restrictions of record which affect the Building and Land.

         3.2 LANDLORD'S RESERVATIONS. In addition to the other rights of Landlord under this Lease, Landlord reserves the right (i) to change the street address and/or name of the Building, (ii) to install, erect, use, maintain and repair mains, pipes, conduits and other such facilities to serve the Building's tenants in and through the Premises, (iii) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building, (iv) to establish a condominium regime for the Building, the Land and/or the Common Area and to include the Premises therein, (v) subject to Section 29.2, below, to control the use of the roof and exterior ways of the Building for any purpose, and (vi) to modify the size and configuration of the Common Area, including the construction of temporary or permanent structures or improvements therein, provided Landlord will not make any permanent (or long term) modifications which materially interfere with Tenant's access to the Premises, with Tenant's business operations in the Premises, or with Tenant's other rights under this Lease. Subject to the foregoing limitations, Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or Tenant's use or occupancy of the Premises.

                                    ARTICLE 4
                                      TERM

         The Term shall commence on the Space A Commencement Date (with respect to Space A) and on the Space B Commencement Date (with respect to Space B) and shall expire at midnight on the Expiration Date. If requested by Landlord, Tenant shall within fifteen (15) days of such request sign a declaration acknowledging the Commencement Date and the Expiration Date in the form attached hereto and made a part hereof as EXHIBIT D.

                                    ARTICLE 5
                                      RENT

         5.1 BASE RENT. Tenant shall pay to Landlord the Base Rent as specified in Section 1.6.

         5.2 PAYMENT OF BASE RENT. Base Rent for each Lease Year shall be payable in monthly installments, in advance, without demand, notice, deduction, offset or counterclaim, on or before the first day of each and every calendar month during the Term, subject however, to the provisions of Section 1.6, above in relation to Base Rent payable for the period between the Space A Commencement Date and the first day of the first calendar month after the Space B Commencement Date. Tenant shall pay the Base Rent and all Additional Rent, by good check, made payable to Landlord or in lawful currency of the United States of America, to Landlord at c/o McShea Management, Inc., One Bank Street, Suite 300, Gaithersburg, Maryland 20878, or to such other address or in such other manner as Landlord from time to time specifies by written notice to Tenant. Any payment made by Tenant to Landlord on account of Base Rent may be credited by Landlord to the payment of any late charges then due and payable and to any Base Rent or Additional Rent then past due before being credited to Base Rent currently due.


         5.3 ADDITIONAL RENT. All sums payable by Tenant under this Lease, other than Base Rent, shall be deemed 'Additional Rent,' and, unless otherwise set forth herein, shall be payable in the same manner as set forth above for Base Rent.

         5.4 ACCEPTANCE OF RENT. If Landlord shall direct Tenant to pay Base Rent or Additional Rent to a 'lockbox' or other depository whereby checks issued in payment of Base Rent or Additional Rent (or both, as the case may be) are initially cashed or deposited by a person or entity other than Landlord (albeit on Landlord's authority), Tenant agrees to make such payments in a timely fashion in accordance with such direction from Landlord.

                                    ARTICLE 6
                                SECURITY DEPOSIT

         6.1 GENERAL. Simultaneously with the execution of this Lease, Tenant shall deposit in the form of an irrevocable letter of credit the Security Deposit with Landlord, which shall be held by Landlord as security for the performance of Tenant's obligations and covenants under this Lease. It is expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of an Event of Default.

         6.2 SECURITY AFTER HAVING BEEN CONVERTED INTO CASH. If Landlord shall draw upon any letter of credit provided by Tenant as and for its Security Deposit in accordance with this Lease, thereby converting such letter of credit into cash, the terms of this Section 6.2 shall apply. If an Event of Default shall occur or if Tenant fails to surrender the Premises in the condition required by this Lease, Landlord shall have the right (but not the obligation), and without prejudice to any other remedy which Landlord may have on account thereof, to apply all or any portion of the Security Deposit to cure such default or to remedy the condition of the Premises. If Landlord so applies the Security Deposit or any portion thereof before the Expiration Date or earlier termination of this Lease, Tenant shall deposit with Landlord, upon demand, the amount necessary to restore the Security Deposit to its original amount. If Landlord shall sell or transfer its interest in the Building, Landlord shall have the right to transfer the Security Deposit to such purchaser or transferee, and upon such transfer, Tenant shall look solely to the new landlord for the return of the Security Deposit, and Landlord thereupon shall be released from all liability to Tenant for the return of the Security Deposit. Whether held in the form of cash or in the form of a letter of credit, any remaining balance of the Security Deposit shall be returned to Tenant within thirty (30) days after the Expiration Date or earlier termination of this Lease, less any amounts retained or permitted to be held thereafter by Landlord pursuant to the terms of this Lease pending the satisfaction of Tenant's obligations under this Lease. Any portion of the Security Deposit that is held in cash or other liquid funds (as opposed to in the form of a letter of credit) shall be maintained by Landlord in an account with a third-party bank or financial institution at which Landlord normally conducts its banking (or as designated by Landlord's mortgagee), shall be invested only in direct obligations of the federal government, in an escrow account segregated from Landlord's other funds, and any interest earned thereon shall be deemed to have been added to and to form a part of the Security Deposit (and shall be reflected as income to Tenant for income tax reporting purposes), PROVIDED Tenant shall have the right to request (and receive) a disbursement of such interest on a quarterly basis (as of the end of each calendar quarter) so long as it is not in Default hereunder (beyond expiration of applicable notice and cure periods). Tenant's EIN for purposes of federal income tax reporting is _____________.

         6.3 SECURITY IN THE FORM OF AN IRREVOCABLE LETTER OF CREDIT. If the Security Deposit is posted in the form of a letter of credit, such letter of credit (i) shall be unconditional and irrevocable, (ii) shall name as the beneficiary Landlord and any party reasonably designated by Landlord (including Landlord's mortgagee), either of whom may act without joinder of the other, and shall be fully assignable by the beneficiary, (iii) shall permit multiple draws,
(iv) shall be issued by a commercial bank reasonably acceptable to Landlord with branches in the Washington, D.C. metropolitan area, (v) shall be payable at sight upon presentment to a local branch of the issuer in in the Washington, D.C. metropolitan area, of a simple sight draft signed by any one beneficiary accompanied by a certificate signed by such beneficiary stating that the Landlord is permitted to draw upon such Letter of Credit under the express terms of this Lease, either because the Tenant is in Default hereunder, or has failed to satisfy the requirements of clause (vii) of this Section 6.3, below, and setting forth the amount that is permitted to be drawn in such instance, (vi) shall have a term of not less than one (1) year; and (vii) shall, at least thirty (30) days prior to the then-current expiration date of such Letter of Credit, either (a) be renewed (or automatically and unconditionally extended) for another period of not less than one year, continuing throughout the Term, so that the same is maintained in full force and effect through the thirtieth
(30th) day after expiration of the Lease Term), or (b) replaced with cash in the amount of the Security Deposit. In the event of Default by Tenant hereunder (E.G., after expiration of applicable notice and cure periods), or a failure to renew or extent the Letter of credit or supply a cash Security Deposit in place thereof pursuant to clause (vii), above, Landlord shall have the right to redeem or draw upon all or any portion of such letter of credit in order to cure such default (including satisfaction of any sums due and owing from Tenant under this Lease) by submitting a sight draft to the financial institution issuing such letter of credit indicating the amount sought to be drawn, and stating that Landlord is permitted to draw upon the letter of credit pursuant to the terms of this Lease in the amount indicated. Notwithstanding anything in this Lease to the contrary, any grace period or cure periods which are otherwise applicable under Section 24, hereof, shall not apply to Tenant's failure to comply with the requirements of clause (vii), above, or if the Letter of Credit is set to expire under circumstances where Landlord is permitted to continue to hold the Security Deposit under Section 6.5, below past such expiration date, and in such event, Landlord shall have the immediate right to draw upon the Letter of Credit in full and hold the proceeds thereof as a cash Security Deposit in accordance with the terms hereof. In the event any portion of such letter of credit has been redeemed or drawn upon by Landlord, Tenant shall be required to restore such letter of credit to its full amount as provided herein. Any failure or refusal of the issuer to honor the Letter of Credit shall be at Tenant's sole risk and shall not relieve Tenant of its obligations hereunder with respect to the Security Deposit. Within thirty (30) days after the expiration of the Term,

Landlord shall return such letter of credit to Tenant, subject to Landlord's right to draw sums thereunder to secure the completion of any unperformed obligations of Tenant under this Lease, as more fully set forth below. If Landlord shall sell or transfer its interest in the Building, Landlord shall have the right to obligate Tenant to amend said letter of credit so that it is payable to such purchaser or transferee, in which event Tenant shall look solely to such purchaser or transferee for the return of the letter of credit, and Landlord thereupon shall be released from all liability to Tenant for the return of the Security Deposit.

         6.4 POST MOVE-OUT INSPECTION. Landlord and Tenant shall conduct a "Post Move-Out Inspection" of the Premises at a time reasonable scheduled by Landlord and Tenant within fifteen (15) days after the Expiration Date or earlier termination of this Lease, but in any event prior to reentry by Landlord for the purpose of preparing the Premises for relet. Failure on Tenant's part to attend the Post Move-Out Inspection, after notice from Landlord of the exact date(s) thereof, within said fifteen (15) day period shall be deemed an acceptance by Tenant of Landlord's assessment of the condition of the Premises.

         6.5 RETENTION OF SECURITY DEPOSIT AFTER EXPIRATION OR EARLIER TERMINATION OF LEASE. Landlord generally agrees to return the Security Deposit to Tenant within thirty (30) days after the Expiration Date (or date of earlier termination of this Lease). The foregoing notwithstanding: (i) if this Lease is terminated due to a Default by Tenant, Landlord may continue to hold (and as necessary, apply) the Security Deposit until such time as all of Tenant's obligations under this Lease have been satisfied, at which time Landlord will return any remaining amount of the Security Deposit within thirty (30) days after the final satisfaction of such obligations, and (ii) if Tenant is in breach of any of its covenants and/or obligations under this Lease as of or after the Expiration Date (or earlier termination of this Lease), including without limitation any of Tenant's removal and/or restoration obligations, and any of Tenant covenants under Article 24, Article 26, Section 29.2 and/or 29.3, hereof, and Landlord either notified Tenant of such breach prior to the Expiration Date (or date of such earlier termination) or notifies Tenant thereof within the thirty (30) day period after the Expiration Date (or date of such earlier termination), then in such event, Landlord may continue to hold (and, as applicable, apply) the Security Deposit (or such portion thereof, up to the whole) as Landlord estimates may be necessary to compensate Landlord for damages associated with such breach or to perform such obligations on Tenant's behalf, such amount to be held until such time as all of Tenant's obligations under this Lease have been satisfied, at which time Landlord will return any remaining amount of the Security Deposit within thirty (30) days after the final satisfaction of such obligations. To the extent the Security Deposit is being held in the form of a letter of credit at such time, Landlord will have the right to draw upon the letter of credit in such amount prior to the expiration date thereof, and to hold the amount so drawn as a cash Security Deposit pursuant hereto.

                                    ARTICLE 7
                               OPERATING EXPENSES

         7.1 TENANT'S PROPORTIONATE SHARES OF OPERATING EXPENSES. Tenant shall pay to Landlord throughout the Term, as Additional Rent, Tenant's Proportionate Share of the amount by which the Operating Expenses during each Calendar Year exceed the Operating Expenses during the Base Year. In the event that the Commencement Date or the Expiration Date are other than the first day of a Calendar Year then Tenant's Proportionate Shares of Operating Expenses shall be adjusted to reflect the actual period of occupancy during the Calendar Year.

         7.2 OPERATING EXPENSES DEFINED. As used herein, the term "Operating Expenses" shall mean all expenses and costs which Landlord incurs because of or in connection with the ownership, maintenance, management and operation of the Building and Land. In no event will any gross-up and allocation provisions set forth herein be construed or implemented in order to allow Landlord to recover from the tenants of the Building more than the amounts expended by Landlord for the items in question, and such provisions shall be interpreted equitably to ensure that the costs and services which make up the Operating Expenses of the Building are properly allocated among the parties benefiting therefrom. Operating Expenses shall include, without limitation, all costs, expenses and disbursements incurred or made in connection with the following:

                  (i) Wages and salaries of all employees, including without limitation an on-site management agent and staff, whether employed by Landlord or the Building's management company (but, if employed by the management company, only to the extent such expense is passed through to Landlord under the property management agreement for the Building), engaged in the operation and maintenance or security of the Building and all costs related to or associated with such employees or the carrying out of their duties, including uniforms and their cleaning, taxes, auto allowances and insurance and benefits (including, without limitation, customary contributions to pension and/or profit sharing plans and vacation or other paid leave as customary for such employees in the Northern Virginia employment market), PROVIDED that no wages, salaries and or related benefits and costs will be included for any employee at or above the rank of Vice President, and any such items payable to or with respect to employees (whether on-site or off-site) who do not devote their full time to the Building will be included only to the extent such employees are reasonably allocable to the Building, as determined by the Landlord in its reasonable discretion.

                  (ii) All supplies and materials, including janitorial and lighting supplies, used directly in the operation and maintenance of the Building;

                  (iii) All utilities, including, without limitation, electricity, telephone, water, sewer, power, gas, heating, lighting and air conditioning for the Building, except to the extent such utilities are charged or chargeable directly to, or paid or payable directly by or on behalf of, a tenant of the Building or other third party;

                  (iv) All insurance purchased by Landlord or Landlord's management company relating to the Building and any equipment or other property contained therein or located thereon including, without limitation, casualty, liability, rental loss, sprinkler and water damage insurance;

                  (v) All maintenance to the Building (excluding repairs paid for by the proceeds of insurance or by Tenant or other third parties) including interior, exterior, structural or non-structural, and regardless of whether foreseen or unforeseen, except as provided in Section 12.1, below, but expressly excluding capital expenditures or expenses in the nature of capital improvements except as provided in Section 7.2(xi), below;

                  (vi) All maintenance of the Building, including, without limitation, painting, ice and snow removal, landscaping, groundskeeping and the patching, painting and resurfacing of roads, driveways and parking lots, but expressly excluding capital expenditures or expenses in the nature of capital improvements except as provided in Section 7.2(xi), below;

                  (vii) A management fee payable to Landlord or the company or companies managing the Building, if any, not to exceed then prevailing market rates for managing comparable office buildings in the Reston, Virginia submarket;

                  (viii) Accounting and legal fees incurred in connection with the operation and maintenance of the Building or related thereto;

                  (ix) All maintenance, operation and service agreements for the Building, and any equipment related thereto, including, without limitation, service and/or maintenance agreements for the sprinkler system in the Building, if any (excluding those paid for by Tenant or any other third parties);

                  (x) Any additional services not provided to the Building at the Commencement Date but thereafter provided by Landlord as Landlord shall deem necessary or desirable in connection with the management or operation of the Building, the Land and the Common Area;

                  (xi) any capital expenditures (1) incurred to reduce Operating Expenses or utility costs, (2) incurred to comply with any governmental law, order, regulation or other requirement (e.g., a code-mandated life safety system) which are enacted or which become effective after the date of this Lease, or (3) incurred to replace existing equipment and machinery necessary to the day to day operation of the Building, or which constitute capital replacements of common facilities serving the Building or Common Areas (i.e., replacements of common area or common usage Building components and systems which are necessary, and are made in lieu of capital repairs otherwise required to be made thereto) provided that any capital replacement permitted under clause
(3), above (A) shall be undertaken only where continued repair of the item in question is inadequate to remedy the problem as determined by Landlord in its reasonable judgment, (B) shall be amortized on a monthly payment basis over the useful life of the replacement item (as determined in accordance with generally accepted accounting principles) together with interest at the Interest Rate (or such higher interest rate as may have been paid by Landlord on funds borrowed for the purposes of incurring such capital expenditures), and only the total monthly payments of principal and interest coming due in each applicable calendar year during the Term, as determined under such amortization schedule, shall be recoverable by Landlord under this Section in any such calendar year, and (C) shall not be included as an Operating Expenses to the extent the same is made prior to the end of [***] Lease Year.

                  (xiii) Other expenses and costs reasonably necessary for operating and maintaining the Building, Land and/or Common Area.

         7.3 EXCLUSIONS FROM OPERATING EXPENSES. Operating Expenses shall not include the following:

                  (i) Legal fees, space planners' fees, real estate brokers' leasing commissions and advertising expenses incurred in connection with the leasing of space in the Building;

                  (ii)Costs and expenses of alterations or improvements of the Premises or the leasehold premises of other individual tenants, whether by contribution, rent abatement or otherwise;

                  (iii) Costs of correcting defects in, or inadequacy of, the design or construction of the Building or the materials used in the construction of the Building or the equipment or appurtenances thereto to the extent covered by warranties and recovered by Landlord;

                  (iv) Depreciation, interest and principal payments on mortgages and other debt costs, if any, other than amortization of and the interest factor attributable to permitted capital improvements, and payments under any ground leases; and

                  (v) Costs and expenses associated with the operation of the business of the person or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including accounting and legal matters, costs of defending any lawsuits (other than lawsuits involving the maintenance, repair and operation of Common Areas, such as lawsuits involving vendors or suppliers providing services or materials used in connection therewith), costs of selling or financing any of Landlord's interest in the Building and costs incurred in connection with disputes with other tenants;
                  (vi) Costs and expenses in connection with services or other benefits of a type that are not available to Tenant without specific charge therefor;

                  (vii) Penalties, fines and associated legal expenses incurred due to violation by Landlord or any tenant in the Building of any terms of any applicable federal, state or local government laws, rules, codes or regulations;

                  (viii) Costs and expenses otherwise includable in Operating Expenses to the extent that Landlord is reimbursed from other sources (other than through payments of Operating Expenses by Tenant or other tenants at the Building);

                  (ix) Franchise or income taxes imposed on Landlord;

                  (x) Salaries paid to off-site personnel of Landlord (or Landlord's property management firm) at or above the level of Vice President, or otherwise not permitted to be included as an Operating Expense under Section 7.2(i), above;

                  (xi) Landlord's advertising and promotional costs for the Building;

                  (xii) Payments to a company or other entity affiliated with Landlord or Landlord's management company (including, without limitation, payments for real estate management services) to the extent such payments exceed the amount that would have been paid to independent third parties for goods and services of like kind;

                  (xiii) Costs and expenses in  connection  with the  abatement,
encapsulation  or  removal  of  Hazardous   Materials,   including  asbestos  or
asbestos-containing materials;

                  (xiv) Costs and expenses incurred to remedy conditions in the Building that violate requirements of law, rules, ordinances or regulations which took effect or were enacted prior to the date of this Lease;

                  (xv) Costs and expenses attributable to the negligence or willful misconduct of Landlord, its employees or agents, or any management company at the Building;

                  (xvi) Equipment leases for equipment leased in lieu of capital expenditures that would have been excluded pursuant to this Section 7.3; and

                  (xvii) Costs of any capital expenditures, except to the extent such capital expenditures may be included in Operating Expenses pursuant to clause 7.2(xi), above.

                  In addition, in the calculation of any costs or expenses under this Article 7, it is expressly understood that no cost or expense shall be charged more than once.

         7.4 ESTIMATED PAYMENTS. Landlord shall submit to Tenant, before the beginning of each Calendar Year, a statement of Landlord's estimate of the Operating Expenses payable by Tenant during such Calendar Year. In addition to the Base Rent, Tenant shall pay to Landlord on or before the first day of each month during such Calendar Year an amount equal to one-twelfth (1/12) the estimated Operating Expenses payable by Tenant for such Calendar Year as set forth in Landlord's statement. If Landlord fails to give Tenant notice of its estimated payments due under this Section for any Calendar Year, then Tenant shall continue making monthly estimated payments in accordance with the estimate for the previous Calendar Year until a new estimate is provided. If Landlord determines that, because of unexpected increases in Operating Expenses or other reasons, Landlord's estimate of the Operating Expense was too low, then Landlord shall have the right to give a new statement of the estimated Operating Expenses due from Tenant for such Calendar Year or the balance thereof and to bill Tenant for any deficiency which may have accrued during such Calendar Year, and Tenant shall thereafter pay monthly estimated payments based on such new statement.

         7.5 ACTUAL OPERATING EXPENSES. Within one hundred twenty (120) days after the end of each Calendar Year, Landlord shall submit a statement to Tenant showing the actual Operating Expenses for such Calendar Year and Tenant's Proportionate Share of the amount by which such Operating Expenses exceed the Operating Expenses during the Base Year. If for any Calendar Year, Tenant's estimated monthly payments exceed Tenant's Proportionate Share of the amount by which the actual Operating Expenses for such Calendar Year exceed the Operating Expenses during the Base Year, then Landlord shall either pay such amount to Tenant within thirty (30) days after the date of such statement, or give Tenant a credit in the amount of the overpayment toward Tenant's next monthly payments of estimated Operating Expenses and/or Base Rent. If for any Calendar Year Tenant's estimated monthly payments are less than Tenant's Proportionate Share of the amount by which the accrual Operating Expenses for such Calendar Year exceed the Operating Expenses during the Base Year, then Tenant shall pay the total amount of such deficiency to Landlord within thirty (30) days after receipt of the statement from Landlord. Landlord's and Tenant's obligations with respect to any overpayment or underpayment of Operating Expenses shall survive the expiration or termination of this Lease.

         7.6 TENANT'S RIGHT TO AUDIT. In the event Tenant shall dispute the amount set forth in Landlord's statement of actual Operating Expenses, Tenant shall have the right, not later than sixty (60) days following receipt of such statement, to cause Landlord's books and records with respect to the preceding Calendar Year to be audited by Tenant or by an independent Certified Public Accountant mutually acceptable to Landlord and Tenant, in which event Landlord will make all pertinent books and records for the subject Calendar Year (and, if applicable, Base Year) available to Tenant or its Auditor at Landlord's offices, or another mutually acceptable location within the Washington, D.C. metropolitan area. Such audit shall occur upon not less than five (5) days prior written notice to Landlord, at Landlord's place of business or the actual location of Landlord's books and records if different from Landlord's place of business (but in all events within the Washington, D.C. metropolitan area , during Landlord's normal business hours. The amounts payable under this Article by Landlord to Tenant or by Tenant to Landlord, as the case may be, shall be appropriately adjusted on the basis of such audit, provided that, if Tenant performs the audit on its own, or does not use an independent certified public accountant mutually and reasonably acceptable to both Landlord and Tenant, Landlord shall have the right to dispute the results of any such audit, as more fully provided for below. If such audit discloses a liability for further refund by Landlord to Tenant in excess of [***] of the payments previously made by Tenant for such Calendar Year, the cost of such audit shall be borne by Landlord and shall not be considered as an Operating Expense for purposes of this Lease; otherwise, the cost of such audit shall be born by Tenant. Notwithstanding the foregoing, in no event shall Landlord's cost for such audit exceed [***]. If Tenant shall not request an audit in accordance with the provisions of this Section within sixty
(60) days of receipt of Landlord's statement of actual Operating Expenses, Tenant shall have no further right to audit or modify Operating Expenses for such Calendar Year (or, if applicable, the Base Year). In the event Landlord wishes to dispute the results of any audit conducted by Tenant under this
Section 7.6, Landlord shall so notify Tenant in writing within thirty (30) days after its receipt thereof, and, if the parties cannot resolve such dispute voluntarily within thirty (30) days after such notice, the matters in dispute will be submitted to an independent certified public accountant reasonably acceptable to Landlord and Tenant (the "Independent CPA") , with Tenant to pay, or Landlord to retain, the amount in dispute, if any, pending the resolution of such dispute by the Independent CPA, and with the non-prevailing party to pay all fees and costs charged by the Independent CPA to conduct such review and resolve such dispute (and, if Tenant prevails, with Landlord to pay the amount which was overpaid by Tenant, such fees and costs as aforesaid, and interest thereon at the Interest Rate from the date such amount was paid by Tenant until the date such amount was reimbursed by Landlord).

         7.7 FURTHER ADJUSTMENT. In the event Landlord shall furnish any utility or service which is included in the definition of Operating Expenses to less than ninety-five percent (95%) of the rentable area of the Building because (i) the average occupancy level of the Building for the Base Year and/or any subsequent calendar year was not ninety-five percent (95%) or more of full occupancy, (ii) any such utility or service is not required by or provided to one or more of the tenants or occupants of the Building, and such tenant(s) is(are) not required to contribute its(their) proportionate share thereof, or
(iii) any tenant or occupant is itself obtaining or providing any such utility or services directly, then the Operating Expenses for such year (including the Base Year) shall be adjusted to include all additional costs, expenses and disbursements that Landlord reasonably determines would have been incurred had the Building been ninety-five percent (95%) occupied during the year in question and such utilities and services provided to all tenants. The intent of this
Section 7.7 is to ensure that the reimbursement of all Operating Expenses is fair and equitably allocated among the tenants receiving such utilities and services. In the calculation of Operating Expenses hereunder, no expense shall be charged more than once.

                                    ARTICLE 8
                                      TAXES

         8.1 GENERALLY. Tenant shall pay to Landlord throughout the Term, as Additional Rent, Tenant's Proportionate Share of the amount by which the Real Estate Taxes during each Calendar Year exceed the Real Estate Taxes during the Base Year. In the event that the Commencement Date or the Expiration Date are other than the first day of a Calendar Year, the Tenant's Proportionate Share of Real Estate Taxes shall be adjusted to reflect the actual period of occupancy during the Calendar Year. "Real Estate Taxes" shall mean all taxes and assessments, including but not limited to, general or special, ordinary or extraordinary, foreseen or unforeseen, assessed, levied or imposed by any governmental authority upon the Building and the Land and upon the fixtures, machinery, equipment or systems in, upon or used in connection with any of the foregoing (exclusive of personal property owned by any other tenant or occupant of the Building), and the rental, revenue or receipts derived therefrom (exclusive of income taxes and/or franchise taxes on such income), under the current or any future taxation or assessment system or modification of, supplement to, or substitute for such system. Real Estate Taxes also shall include special assessments which are in the nature of or in substitution for real estate taxes, including, without limitation, road improvement assessments, special use area assessments and school district assessments. If at any time the method of taxation prevailing at the Date of Lease shall be altered so that in lieu of, as a substitute for or in addition to the whole or any part of the taxes now levied or assessed, there shall be levied or assessed a tax of whatever nature which is assessed against property owners or operators of commercial real estate projects in respect of property or the income derived therefrom (but which is not an income tax or franchise tax), then the same shall be included as Real Estate Taxes hereunder. Landlord shall charge Tenant for its Proportionate Share of Real Estate Taxes in accordance with the procedures established under Sections 7.4 and 7.5 for payment of Operating Expenses.

         8.2 CONTESTING TAXES. Within thirty (30) days after receipt of a notice of assessment with respect to the Real Estate Taxes for the Building, which assessment relates to a period entirely within the Term of this Lease, Landlord shall deliver to Tenant a copy of the same, together with written notice as to whether Landlord intends to contest such assessment. If Landlord contests any such assessment, Tenant shall cooperate, and shall have the right to participate at its expense, in such contest (and the reasonable costs thereof shall be included within the definition of Real Estate Taxes herein). If Landlord does not elect to contest such assessment, then Tenant shall have the right to contest, by appropriate administrative or legal proceedings, such assessment (or the Real Estate Taxes applicable to the Building), as long as the period for which such Real Estate Taxes are being contested does not extend beyond the Expiration Date of this Lease, and provided further that: (i) Tenant shall give Landlord prior written notice of its intention to contest such tax and the identity of its tax counsel or consultant, which shall be subject to Landlord's approval (which shall not be unreasonably withheld, conditioned or delayed);
(ii) such contest shall not be permitted to proceed if it could cause or result in a sale or foreclosure of such Building, or impose any civil or criminal penalties upon Landlord; (iii) Tenant shall timely pay all Real Estate Taxes necessary to pursue such contest if and to the extent payment is necessary for the prosecution of such protest or contest; (iv) Tenant shall diligently prosecute such contest, and keep Landlord informed on a regular basis with respect thereto (including provision of copies to Landlord of all written filings made or received by Tenant therein); (v) Tenant shall pay any interest or penalties with respect to the tax protested or contested, (vi) Tenant shall not cancel, discontinue or settle such proceedings without Landlord's prior written consent (which shall not be unreasonably withheld, conditioned or delayed), and (vii) Tenant shall be responsible for (and shall pay as Additional Rent hereunder) all increased Real Estate Taxes resulting from any adverse decision or action taken as a result of such tax contest. If as a result of any such challenge, a tax refund is made to Landlord, then Tenant's Share of the difference between the amount of such refund less the expenses of the challenge shall be paid to Tenant within thirty (30) days after the date received by Landlord (or Tenant shall receive a credit toward Tenant's next monthly payments of estimated Operating Expenses and/or Base Rent in such amount).

                                    ARTICLE 9
                                     PARKING

         9.1 PARKING SPACES. During the Term, Tenant shall have the right to use the Parking Space Allocation for its employees, agents, business guests and invitees. Tenant's Parking Space Allocation shall consist of unreserved and non-exclusive parking spaces available in the Parking Facilities. Tenant shall not overburden the Parking Facilities, and any usage in excess of the Parking Space Allocation may, at Landlord's election, be deemed to overburden the Parking Facilities, provided Landlord agrees that it will forbear on asserting any claim of Default against Tenant for overburdening the Parking Facilities as long as no other tenant or occupant of the Building is complaining to Landlord with regard to the excessive or disproportionate use of the Parking Facilities by Tenant and its employees, agents, business guests and invitees.

         9.2 CHANGES TO PARKING FACILITIES. Landlord shall have the right, from time to time, without Tenant's consent, to change, alter, add to, temporarily close or otherwise affect the Parking Facilities in such manner as Landlord, in its sole discretion, deems appropriate including, without limitation, the right to designate reserved spaces available only for use by one or more tenants (however, in such event, those parking spaces shall still be deemed Common Area for the purpose of the definition of Operating Expenses), PROVIDED that in conducting any modifications or closures to the Parking Facilities (other than temporary closings for parking lot maintenance or repair, or other improvements, modifications or expansions to the Building and/or Common Areas which impact the Parking Facilities, which will be conducted so as to minimize interference with Tenant's use and enjoyment of the Parking Spaces), Landlord shall provide alternative parking facilities reasonably acceptable to Tenant so as not to decrease the number of parking spaces available to Tenant below the Parking Space Allocation. In addition, if Landlord exercises its right to designate reserved parking spaces for a tenant under any lease of the Building, Landlord agrees to designate for the benefit of Tenant a comparable number of reserved parking spaces (and no reservation of reserved parking for any tenant or occupant of the Building shall be construed to reduce Tenant's Parking Space Allocation).

                                   ARTICLE 10
                                       USE

         Tenant shall occupy the Premises solely for the Permitted Use. The Premises shall not be used for any other purpose without the prior written consent of Landlord. Subject to Landlord's obligation to deliver the Premises to Tenant in compliance with applicable laws, rules and regulations (except as the same is limited under EXHIBIT B), Tenant shall comply, at Tenant's expense, with
(i) all present and future laws, ordinances, regulations and orders of the United States of America, the Commonwealth of Virginia and any other public or quasi-public federal, state or local authority having jurisdiction over Tenant's use, occupancy and operations within the Premises, and (ii) any reasonable requests of Mortgagee or any insurance company providing coverage with respect to the Premises. The foregoing notwithstanding, Landlord shall remain responsible for any improvements required by the Americans with Disabilities Act, any by applicable life, fire and safety codes or similar laws, rules and regulations, except (i) Tenant shall be responsible for all of the foregoing to the extent arising out of (A) Tenant's specific use of the Premises, (B) the failure of Tenant Improvement designed by Tenant's architect pursuant to EXHIBIT B to so comply, unless (1) such failure is the result of deviations in construction from Approved Plans, (2) the applicable item within such Approved Plans would have been in compliance with such laws, codes and regulations but for such deviation(s), and (3) such deviation is itself NOT due to the acts or omissions of a general contractor, subcontractor or other party designated or selected by Tenant, and/or (C) any Alterations to the Premises made by or on behalf of Tenant, and (ii) Landlord shall have the right to include the expenses associated with any such improvements as Operating Expenses to the extent permitted under Sections 7.2 and 7.3 of the Lease (and subject to the limitations set forth therein). Tenant shall not use or occupy the Premises in any manner that is unlawful or dangerous or that shall constitute waste, unreasonable annoyance or a nuisance to Landlord or the other tenants of the Building. Tenant shall not use, store or dispose of any hazardous, dangerous, inflammable, toxic or explosive materials on the Premises, other than Permitted Materials (as defined in, and solely to the extent allowed under, Article 26 of this Lease).

                                   ARTICLE 11
                            ASSIGNMENT AND SUBLETTING

         11.1 CONSENT REQUIRED. Subject to the terms of this Section 11, Tenant shall not assign, encumber, mortgage, pledge, license, hypothecate or otherwise transfer the Premises or this Lease, or sublease all or any part of the Premises, or permit the use or occupancy of the Premises by any party other than Tenant, without the prior written consent of Landlord, which shall not be unreasonably withheld as more fully set forth below.

         11.2     PROCEDURE.

                  11.2.1 Tenant must request Landlord's consent to any such assignment or sublease in writing at least ten (10) business days prior to the commencement date of the proposed sublease or assignment, which written request (a "Proposal Notice") must include (1) the name and address of the proposed assignee or subtenant, (2) the nature and character of the business of the proposed assignee or subtenant, (3) financial information (including financial statements) of the proposed assignee or subtenant, (4) the proposed effective date of the assignment or sublease, which shall be not less than ten (10) business days thereafter, and (5) an executed term sheet or letter of intent setting forth all material terms and conditions of the proposed assignment or sublease (the "Term Sheet"). Tenant shall also provide any additional information Landlord reasonably requests regarding such proposed assignment or subletting. Within ten (10) business days after Landlord receives Tenant's Proposal Notice (with all required information and including the Term Sheet), but subject to Section 11.5, below, to the extent applicable, Landlord shall have the option (i) to grant its consent to such proposed assignment or subletting, or (ii) to deny its consent to such proposed assignment or subletting on a reasonable basis. If Landlord does not exercise one of the above options (or the termination right set forth in Section 11.5, below) within ten
(10) business days after Landlord receives such Proposal Notice and Term Sheet, then Tenant may assign or sublease the Premises upon the terms stated in the Proposal Notice (and Term Sheet) provided that Tenant shall provide a copy of the executed assignment or sublease to Landlord prior to the effective date of such assignment or sublease in order for Landlord to confirm that there has been no material deviation between the terms set forth in the Proposal Notice and Term Sheet and the terms set forth in the final executed sublease or assignment, it being agreed that any change in the net effective rent payable pursuant to the assignment or sublease as originally set forth in the Proposal Notice and Term Sheet shall be deemed to be material (and if there is any such material deviation, the delivery of the executed sublease or assignment by Tenant to Landlord shall be deemed to constitute the delivery of a new Proposal Notice by Tenant to Landlord, subject to Landlord's approval and/or recapture rights, as applicable under this Section 11.2).

                  11.2.2 Section 11.5, below, to the contrary notwithstanding, Tenant shall have the right to enter into Short Term Subleases as hereinafter defined without triggering Landlord's right of termination under Section 11.5, but subject to Landlord's reasonable consent as determined pursuant to Section 11.2.3, below. The term "Short Term Sublease" shall mean any sublease which meets all of the following tests: (A) when aggregated with the square footage of all other subleases entered into pursuant to this Lease, the subleased premises is less than [***] square feet of rentable area, (B) such sublease has a term of [***] years or less, and (C) such sublease does not end during the last [***] of the Term. In addition to the foregoing rights relating to Short-Term Subleases, Tenant will also have the right to enter into subleases (hereinafter "Vendor Subleases") for up to [***] square feet in the aggregate, in each case without triggering Landlord's right of termination under Section 11.5 and/or Landlord's rights under Section 11.3.1, provided (a) such subleases shall be limited to individual offices which are not separately demised from the balance of the Premises, (b) such subleases are entered into with vendors, suppliers, or other companies with whom Tenant has ongoing contractual relations which make the sublease in question reasonably necessary or appropriate for the fulfillment of a business purpose specifically related to the conduct of Tenant's telecommunications business, AND (c) the proposed subtenant: (1) is solvent and is otherwise able to meet its financial and other obligations under its sublease and with respect to its sublease premises, and (2) does not have a history of landlord/tenant, debtor/creditor or other contractual problems (such as, but not limited to, defaults, evictions, enforcement litigation or other disputes) with Landlord, other landlords and/or creditors or other contracting parties.

                  11.2.3 Without limitation, it shall not be unreasonable for Landlord to deny its consent to any proposed assignment or sublease which is not a Vendor Sublease if: (1) the proposed assignee or sublessee is in financial difficulty, is insolvent, or it otherwise appears that the proposed assignee or subtenant may be unable to meet its financial and other obligations under this Lease after such assignment or sublease; (2) the proposed assignee or subtenant proposes to use the Premises for a purpose which is not a Permitted Use hereunder, or which involves the provision of maintenance or services in excess of that normally provided to office tenants generally; (3) the proposed assignee or subtenant has a history of landlord/tenant, debtor/creditor or other contractual problems (such as, but not limited to, defaults, evictions, enforcement litigation or other disputes) with Landlord, other landlords and/or creditors or other contracting parties; (4) the proposed assignee or subtenant is an existing tenant, or the affiliate of an existing tenant, in any building owned or operated by Landlord or any affiliate of Landlord; (5) the proposed assignment or sublease has a net effective rental rate which is less than [***] of the then fair market net effective rental rate applicable to comparable space in comparable buildings in the Reston, Virginia submarket; and/or (6) the proposed assignee or subtenant is entitled to, or otherwise enjoys, sovereign or diplomatic immunity.

         11.3 CONDITIONS. Any subleases and/or assignments hereunder are also subject to all of the following terms and conditions:

                  11.3.1 If Landlord approves an assignment or sublease as herein provided, Tenant shall pay to Landlord, as additional rent due under this Lease, (i) in the case of an assignment, all sums received by Tenant in consideration of such assignment (exclusive of sums paid to Tenant for other assets transferred by Tenant as part of such transaction), calculated after Tenant has recovered in full from such consideration its "Transaction Expenses" (as hereafter defined), and (ii) in the case of a sublease, the amount, if any, by which the rent, any additional rent and any other sums payable by the subtenant to Tenant under such sublease, exceeds that portion of the Base Rent plus Additional Rent payable by Tenant hereunder which is allocable to the portion of the Premises which is the subject of such sublease, calculated after Tenant has recovered in full its Transaction Expenses from such net amount. The term "Transaction Expenses" shall mean all reasonable and actual out-of-pocket expenses incurred by Tenant in procuring such assignment or sublease. The foregoing payments shall be made on not less than a monthly basis by Tenant (in the case of subleases) and in all cases within ten (10) business days after Tenant receives the applicable consideration from the assignee or subtenant.

                  11.3.2 No consent to any assignment or sublease shall constitute a further waiver of the provisions of this section, and all subsequent assignments or subleases may be made only with the prior written consent of Landlord. In no event shall any consent by Landlord be construed to permit reassignment or re-subletting by a permitted assignee or sublessee.

                  11.3.3 The assignee under any assignment of this Lease shall be fully (and, at landlord's option, directly) liable for all of the obligations of "Tenant" under this Lease, on a joint and several basis with Tenant. Tenant shall nevertheless remain fully liable to Landlord for all Lease obligations, including those accruing after the effective date of such assignment.

                  11.3.4 Any sublease or assignment shall be subject to the condition that the sublessee or assignee thereunder shall be bound by all of the terms, covenants and conditions of this Lease (in the case of a sublease, insofar as such terms, covenants and conditions relate to the portion of the Premises subleased and/or the operations and conduct of business by the sublessee).

                  11.3.5 Without limitation, any and all guaranties of this Lease shall be unaffected by such sublease and assignment, and shall remain in full force and effect for all purposes.

                  11.3.6 Any assignment or sublease without Landlord's prior written consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease.

                  11.3.7 Tenant shall pay to Landlord a processing fee of Two Hundred Fifty and No/100 Dollars ($250.00), which shall accompany any proposed assignment or sublease delivered by Tenant to Landlord, and which processing fee shall be in addition to Landlord's reasonable attorneys fees and out-of-pocket expenses incurred in connection with Landlord's review of such sublease or assignment (if any), which shall also be reimbursed by Tenant.

         11.4     AFFILIATED ENTITY; SALE OF BUSINESS.

                  11.4.1 Notwithstanding anything to the contrary in this Lease, so long as such transfer is not effectuated as part of a transaction or series of transfers orchestrated in order to effect a transfer of this Lease (or Tenant's interest herein) in isolation to Tenant's other leasehold interests and assets, Tenant may assign this Lease or sublet all or part of the Premises to any entity (i) which controls or is controlled by Tenant, or (ii) which is under common control with Tenant, or (iii) which purchases all or substantially all of the assets of Tenant, or (iv) which purchases all or substantially all of the stock of Tenant or (v) which merges with Tenant pursuant to a valid statutory merger; PROVIDED, that (1) the assignee or sublessee is solvent and is otherwise financially able to meet all of its obligations under the proposed assignment or sublease, and (2) in such event, (a) except in cases of statutory merger, in which case the surviving entity in the merger shall be liable as the Tenant under this Lease, Tenant shall continue to remain fully liable under the Lease, on a joint and several basis with the assignee or acquiror of such assets or stock, (b) the terms of any guaranty of this Lease shall remain in full force and effect, unmodified, and (c) following such sublease or assignment, Tenant or such assignee, as the case may be, shall continue to comply with all of its obligations under this Lease, including with respect to its Permitted Use of the Premises.

                  11.4.2 Tenant shall be required to give Landlord at least twenty (20) days written notice in advance of any sublease or assignment within the scope of Section 11.4.1, above. Any other transfer of fifty percent (50%) or more of the ownership interests (including, without limitation, partnership interests or stock) in Tenant or of operating control over Tenant (whether by management agreement, stock sale or other means) shall be deemed to constitute an assignment of this Lease, and shall be subject to Landlord's consent as aforesaid, PROVIDED that this sentence will not apply for so long as Tenant's stock is listed for sale as a publicly traded security on a national securities exchange.

                  11.4.3 Notwithstanding the last sentence of Section 11.4.2 to the contrary, Landlord agrees that the offer and sale by Tenant (or any stockholder of Tenant) of any stock pursuant to an effective registration statement filed pursuant to the Securities Act of 1933 (including any initial public offering of registered stock of the Tenant) or pursuant to and in accordance with the securities laws of any foreign country governing publicly traded companies and not in violation of U.S. law, shall not constitute an assignment of this Lease, and shall not require the consent or approval of Landlord.

                  11.4.4 Tenant shall not transfer all or substantially all of its assets to any person or entity unless either (i) this Lease is one of the assets so transferred to such other person or entity, and the transferee assumes in writing, for Landlord's benefit, the obligations of Tenant accruing hereunder from and after the effective date of the transfer, or (ii) the transferee(s) thereof otherwise delivers to Landlord a written assumption of Tenant's obligations hereunder.

         11.5. RIGHT OF TERMINATION. Except for any sublease or assignment permitted pursuant to Section 11.4, above, in the event of (i) a proposed assignment of this Lease, or (ii) a proposed sublease which is not a Short Term Sublease or a Vendor Sublease, Landlord shall have the right, by notice to Tenant delivered within ten (10) business days after Landlord's receipt of Tenant's Proposal Notice together with the executed assignment or sublease instrument (and in lieu of the granting or denial of consent provided for in Section 11.2, above), to terminate this Lease as to all of the Premises (in the event of an assignment) or as to the proposed subleased portion of the Premises only (in the event of a sublease), in each case for the balance of the Term. In the event Landlord shall elect to terminate this Lease in connection with a proposed assignment or sublease of this Lease as provided above in whole or in part (as the case may be): (a) this Lease and the term hereof shall terminate (either as to the Premises as a whole, or only as to the portion thereof which Tenant is proposing to sublease, as the case may be) as of the later of (i) the proposed effective date of such assignment or sublease, as set forth in Tenant's Proposal Notice, or (ii) ten (10) business days after the date Landlord received Tenant's Proposal Notice together with the executed assignment or sublease instrument; (b) Tenant shall be released from all liability under the Lease (as to the Premises as a whole, in the case of an assignment, or as to the terminated portion of the Premises only, in the case of a partial termination due to sublease) with respect to the period after the date of termination (other than obligations and indemnities of Tenant which accrued with respect to the applicable portion of the Premises prior to the effective date of such termination, which obligations shall expressly survive such termination or partial termination of this Lease); (c) all Base Rent, additional rent and other charges shall be prorated to the date of such termination, and appropriately adjusted if there is only a partial termination; (d) upon such termination date, Tenant shall surrender the Premises (or the applicable portion thereof) to Landlord in accordance with Section 26 hereof; and (e) in the case of a partial termination of this Lease, Landlord shall have the obligation to separate the portion of the Premises being terminated from the balance of the Premises, including the erection of a demising wall and, to the extent necessary under the circumstances (and reasonably practicable given the configuration of the applicable portion of the Premises), the separation of any applicable Building Systems.


                                   ARTICLE 12
                             MAINTENANCE AND REPAIR

         12.1 LANDLORD'S OBLIGATION. Landlord shall keep and maintain in good repair and working order, consistent with standards applicable to other first class office buildings in the Reston, Virginia submarket, the Building, the Common Area and the equipment within and serving the Premises and the Building (excluding Tenant's leasehold improvements in the Premises) that are required for the normal maintenance and operation of the Premises and the Building. The cost of such maintenance and repairs to the Building, and said equipment shall be included in the Operating Expenses and paid by Tenant as provided in Article 7 herein. Tenant shall immediately give Landlord written notice of any defect or need for repairs. After such notice, Landlord shall have a reasonable opportunity to repair or cure such defect.

         12.2 TENANT'S OBLIGATION. Subject to Article 21 of this Lease, Tenant shall, at its own expense, maintain all of Tenant's leasehold improvements in the Premises and other real and personal property within the Premises in good condition, promptly making all necessary repairs and replacements. Tenant shall repair at its expense any and all damage caused by the negligent or willful acts or omissions of Tenant or Tenant's Agents to the Building, the Common Area, or the Premises, including equipment within and serving the Building, ordinary wear and tear excepted. Notwithstanding the foregoing, Tenant shall bear the cost of, but shall not itself perform without Landlord's prior consent, any such repairs which would affect the Building's structure or mechanical or electrical systems or which would be visible from the exterior of the Building or from any interior Common Area of the Building. Where Landlord performs such repairs, Tenant shall pay to Landlord within thirty (30) days after Landlord's demand all costs incurred in connection therewith; and if such amounts are not paid within such thirty (30) day period, the same shall bear interest at the Interest Rate from the date originally demanded by Landlord until the date actually paid by Tenant. Without the prior written consent of the Landlord, or as expressly permitted pursuant to Section 29.2 of this Lease, Tenant shall not have access to the roof of the Building for any purpose whatsoever.


         12.3 LANDLORD'S RIGHT TO MAINTAIN OR REPAIR. If, within fifteen (15) days following notice to Tenant (or such shorter period as is appropriate in the event of an Emergency), Tenant fails to commence to repair or replace any damage to the Premises or Building which is Tenant's obligation to perform, and diligently pursue timely completion of such repair and replacement, Landlord may, at its option, cause all required maintenance, repairs or replacements to be made. Tenant shall promptly pay Landlord all costs incurred in connection therewith plus interest thereon at the Interest Rate from the due date until paid.


                                   ARTICLE 13
                        INITIAL CONSTRUCTION; ALTERATIONS

         13.1 INITIAL CONSTRUCTION. Landlord and Tenant agree that the construction of the Tenant Improvements (as defined in Exhibit B attached hereto and made a part hereof) and other initial construction with respect to the Premises shall be performed in accordance with Exhibit B.


         13.2  ALTERATIONS.  Tenant  shall  not make or permit  any  Alterations without  the  prior  written  consent  of  Landlord.  Landlord  may  impose  any reasonable conditions to its consent, including, without limitation, (i) delivery to Landlord of written and unconditional waivers of mechanic's and materialman's liens as to the Premises, the Building and the Land for all work, labor and services to be performed and materials to be furnished, signed by all contractors, subcontractors, materialmen and laborers participating in the Alterations, (ii) prior approval of the plans and specifications and Tenant's contractor(s) with respect to the Alterations, (iii) supervision by Landlord's representative at Tenant's expense of the Alterations and (iv) delivery to Landlord of payment and performance bonds naming Landlord and Mortgagee as obligees. The Alterations shall conform to the requirements of Landlord's and Tenant's insurers and of the Federal, state and local governments having jurisdiction over the Premises, shall be performed in accordance with the terms and provisions of this Lease in a good and workmanlike manner befitting a first class office building and shall not adversely affect the value, utility or character of the Premises. If the Alterations are not performed as herein required, Landlord shall have the right, at Landlord's option, to halt any further Alterations, or to require Tenant to perform the Alterations as herein required or to require Tenant to return the Premises to its condition before such Alterations. Notwithstanding the foregoing, if any mechanic's or materialmen's lien is filed against the Premises, the Building or the Land for work done or claimed to have been done for, or materials claimed to have been furnished to or for the benefit of, Tenant, such lien shall be discharged of record by Tenant within ten (10) days by the payment thereof or the filing of any bond required by law. If Tenant shall fail to discharge any such lien, Landlord may (but shall not be obligated to) discharge the same, the cost of which shall be paid by Tenant within three (3) days of demand by Landlord. Such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging the same. Neither Landlord's consent to the Alterations nor anything contained herein in this Lease shall be deemed to be the agreement or consent of Landlord to subject Landlord's interest in the Premises, the Building or the Land to any mechanic's or materialmen's liens which may be filed in respect of the Alterations.

         13.3 REMOVAL OF ALTERATIONS. If Landlord fails to notify Tenant at the time of its approval of any proposed Alterations that such Alteration must be removed upon expiration or earlier termination of this Lease elects, then such Alteration shall be surrendered with the Premises at the Expiration Date (or earlier termination of this Lease) and shall thereupon be the property of Landlord. If Landlord notifies Tenant at the time of such approval that it will require the removal of all or part of the Alterations and Tenant proceeds with such Alterations, Tenant shall, at its expense, remove such Alterations from the Premises, repair any damage to the Premises or the Building caused by such removal, and restore the affected portion of the Premises to its pre-existing condition upon the Expiration Date (or earlier termination of this Lease). If Tenant thereupon fails to remove such Alterations upon the expiration or earlier termination of this Lease (or to conduct such repairs and restoration at the time of such removal), then Landlord may (but shall not be obligated to) remove the same, and make any necessary repairs and restoration, and the cost of such removal and restoration, and the repair of any damage caused by the same, together with any and all damages which Landlord may suffer and sustain by reason of the failure of Tenant to remove the same, shall be charged to Tenant and paid upon demand.

         13.4 LANDLORD ALTERATIONS. Landlord shall have no obligation to make any Alterations in or to the Premises, the Building, the Common Area or the Land except as specifically provided in the Work Agreement or to the extent required to keep the Building, Common Area and Land in the condition required by this Lease. Landlord hereby reserves the right, from time to time, to make Alterations to the Building, change the Building dimensions, erect additional stories thereon and attach other buildings and structures thereto, and to erect such scaffolding and other aids to construction as Landlord deems appropriate, and, provided that such activities do not unreasonably interfere with Tenant's use and enjoyment of the Premises or materially reduce its rights under this Lease, no such Alterations, changes, construction or erection shall constitute an eviction, constructive or otherwise, or permit Tenant any abatement of Rent or claim.

                                   ARTICLE 14
                                      SIGNS

         14.1 GENERAL SIGN PROVISION. Except as expressly permitted hereby, no sign, advertisement or notice shall be inscribed, painted, affixed, placed or otherwise displayed by Tenant on any part of the Land or the outside or the inside (including, without limitation, the windows) of the Building or the Premises. Any permitted signs shall be installed and maintained by Landlord at Tenant's sole expense. All signage shall be in compliance with all applicable laws and ordinances, and all covenants, conditions and restrictions applicable to the Building. If any prohibited sign, advertisement or notice is nevertheless exhibited by Tenant, Landlord shall have the right to remove the same, and Tenant shall pay any and all expenses incurred by Landlord in such removal, together with interest thereon at the Interest Rate, upon demand. Notwithstanding anything contained herein to the contrary, Landlord shall have the right to prohibit any sign posted at the Building by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a first class office building.

         14.2 SPECIAL SIGN RIGHTS. Section 14.1 to the contrary notwithstanding, but in all instances subject (A) to Landlord's prior approval (which will not be unreasonably withheld, conditioned or delayed) as to the size, type, color, design, location and method of attachment thereof, and (B) to compliance with all applicable laws and ordinances, and all covenants, conditions and restrictions applicable to the Building: (1) Tenant is hereby granted exclusive signage rights on the Building, which will permit the installation by Tenant, at Tenant's sole expense, of a single, prominent, building identification sign, identifying Tenant exclusively, in such size, type, color, design, and location as Tenant may elect subject to Landlord's approval, and (2) Tenant is hereby granted the non-exclusive right, at Tenant's sole expense, to install a sign panel on the Building's current monument sign which may utilize Tenant's name and/or corporate logo, but which shall otherwise conform to the general design, size, type, and color of such monument sign as it currently exists, and in such location thereon as Landlord may designate. Tenant agrees, within five (5) days after the end of the Term of this Lease, to remove any and all signs installed by it pursuant to this Lease, to repair any damage to the Building caused by such removal and to restore any portion of the Building affected by the installation of such signs to its pre-existing condition.

                                   ARTICLE 15
                         TENANT'S EQUIPMENT AND PROPERTY

         15.1 MOVING TENANT'S PROPERTY. Any and all damage or injury to the Premises or the Building caused by moving the property of Tenant into or out of the Premises, or due to the same being on the Premises, shall be repaired by Landlord, and Tenant shall reimburse Landlord for the actual and reasonable expenses incurred in connection with such repairs. Tenant shall promptly remove from the Common Area any of Tenant's furniture, equipment or other property there deposited.

         15.2 INSTALLING AND OPERATING TENANT'S EQUIPMENT. Without first obtaining the written consent of Landlord, which shall be subject to the standards hereinafter set forth, Tenant shall not install or operate in the Premises (i) any electrically operated equipment or other machinery, other than
(A) the items of equipment specifically identified in EXHIBIT F attached hereto and made a part hereof, and (B) standard equipment for the Permitted Use that does not require wiring, cooling or other service in excess of existing Building standards, (ii) any equipment of any kind or nature whatsoever which will require any changes, replacements or additions to, or changes in the use of, any water, heating, plumbing, air conditioning or electrical system of the Premises or the Building, or (iii) any equipment which causes the floor load to exceed the load limits set by Landlord for the Building. Landlord's consent to such installation or operation will not be unreasonably withheld, provided that, without limitation, it will not be unreasonable for Landlord to deny its consent to any such installation, operation or equipment (A) if the same would require any structural modifications to the Building, including any floor penetrations, extra load-bearing enhancements or similar structural modifications, (B) if Tenant does not agree to remove all items and equipment so installed, and any and all Building modifications required to be made to accommodate such installation (and to restore the all affected portions of the Building to their pre-existing condition) promptly upon expiration or earlier termination of this Lease, at Tenant's sole expense, (C) unless Tenant agrees to pay the additional costs for any excess consumption of utilities and any additional power, wiring, cooling or other service (as determined in the reasonable discretion of Landlord) that may result from such equipment, (D) which involve the use of Hazardous Materials except as specifically permitted under Article 26 of this Lease, (E) which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein so as to be objectionable to Landlord or any other Building tenant, unless the same is installed and maintained by Tenant, at its expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration, and (F) if Tenant does not agree to indemnities, screening requirements, procedures and other provisions substantially similar to those set forth in Section 29.3 of this Lease with respect to any such installations, operations and/or equipment. Any equipment or systems installed by Tenant which involve electrical consumption in excess of that applicable to general office use may be submetered by Landlord at Tenant's expense, and the electrical consumption associated therewith charged back directly to Tenant (and to be paid by Tenant on an ongoing basis within thirty (30) days after Landlord's written demand). Tenant shall be responsible for complying with all applicable laws, ordinances, regulations and other legal requirements in connection with any equipment or systems installed by Tenant pursuant to this section. Tenant shall have non-exclusive access to the Building risers and cableways to install, at Tenant's sole cost and expense, voice, data and utility service lines in connection with the Permitted Use, provided Tenant shall not make disproportionate use of such risers and cableways (so as to ensure reasonable availability to other tenants and occupants of the Building). The Building is currently served by electrical service available for Tenant use in the amount of 5.924 watts per usable square foot of building area.

                                   ARTICLE 16
                                 RIGHT OF ENTRY

         Tenant shall permit Landlord or its Agents, at any time and, except in cases of Emergency (in which case prior notice shall not be required) upon reasonable prior notice as hereinafter set forth, to enter the Premises, without charge therefor to Landlord and without diminution of Rent, (i) to examine, inspect and protect the Premises and the Building, (ii) to make such alterations and repairs or perform such maintenance which in the sole judgment of Landlord may be deemed necessary or desirable, (iii) to exhibit the same to prospective purchasers of the Building or to present or future Mortgagees or (iv) to exhibit the same to prospective tenants during the last eighteen (18) months of the Term and to erect on the Premises a suitable sign indicating the Premises are available. Landlord will use reasonable and diligent efforts to minimize any unreasonable disruption to Tenant's business operations during any entries permitted under this Article 16, including coordinating such entries with Tenant where reasonably practicable. For purposes of this Article 16, verbal notice to Tenant of an entry given at least one (1) Business Day prior to a non-emergency entry shall be deemed reasonable prior notice.

                                   ARTICLE 17
                                    INSURANCE

         17.1 INSURANCE RATING. Tenant shall not conduct or permit any activity, or place any equipment or material, in or about the Premises, the Building or the Common Area which will increase the rate of fire or other insurance on the Building or insurance benefitting any other tenant of the Building; and if any increase in the rate of insurance is stated by any insurance company or by the applicable insurance rating bureau to be due to any activity, equipment or material of Tenant in or about the Premises, the Building or the Common Area, such statement shall be conclusive evidence that the increase in such rate is due to the same and, as a result thereof, Tenant shall pay such increase to Landlord upon demand.

         17.2 LIABILITY INSURANCE. Tenant shall, at its sole cost and expense, procure and maintain throughout the Term a commercial general liability policy insuring against claims, demands or actions for bodily injury, death, personal injury, and loss or damage to property arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in, maintenance and use of the Premises, Building and Common Area, and (iv) Tenant's liability assumed under this Lease. Such insurance shall have such combined single limit as reasonably required by Landlord from time to time, but in no event less than [***] per occurrence, on an occurrence basis, and shall be primary over any insurance carried by Landlord. Endorsements shall be obtained for cross-liability and contractual liability.

         17.3 INSURANCE FOR PERSONAL PROPERTY. Tenant shall, at its sole cost and expense, procure and maintain throughout the Term a property insurance policy (written on an "All Risk" basis) insuring all of Tenant's personal property, including but not limited to equipment, furniture, fixtures, furnishings and leasehold improvements which are the responsibility of Tenant, for not less than the full replacement cost of said property. All proceeds of such insurance shall be used to repair or replace Tenant's property. In addition, Tenant shall, at its sole cost and expense, procure and maintain business interruption insurance in an amount not less than the Base Rent due hereunder for the first Lease Year.

         17.4 REQUIREMENTS OF INSURANCE COVERAGE. All such insurance required to be carried by Tenant herein shall be with an insurance company licensed to do business in the Commonwealth of Virginia and rated not lower than A-XII in the

A.M. Best Rating Guide. Such insurance (i) shall contain an endorsement that such policy shall remain in full force and effect notwithstanding that the insured has released its right of action against any party before the occurrence of a loss; (ii) shall name Landlord and, at Landlord's request, any Mortgagee or ground lessor, as additional insured parties; and (iii) shall provide that the policy shall not be canceled, failed to be renewed or materially amended without at least thirty (30) days' prior written notice to landlord and, at Landlord's request, any Mortgagee. On or before the Commencement Date and, thereafter, not less than thirty (30) days before the expiration date of the insurance policy, an original of the policy (including any renewal or replacement policy) or a certified copy thereof, together with evidence satisfactory to Landlord of the payment of all premiums for such policy, shall be delivered to Landlord and, at Landlord's request, to any Mortgagee.

         17.5 WAIVER OF SUBROGATION. Each party hereby releases the other party hereto from liability for any loss or damage to any building, structure or tangible personal property, or any resulting loss of income, or losses under worker's compensation laws and benefits, notwithstanding that such loss, damage or liability may arise out of the negligent or intentionally tortious act or omission of the other party or its Agents, if such loss or damage is covered by insurance benefitting the party suffering such loss or damage or was required to be covered by insurance pursuant to this Lease. Each party hereto shall use reasonable efforts to have a waiver of subrogation clause (providing that such waiver of right of recovery against the other party shall not impair the effectiveness of such policy or the insured's ability to recover) included in its said policies, and shall promptly notify the other in writing if such clause cannot be included in any such policy; if such waiver of subrogation clause shall not be available, then the foregoing waiver of right of recovery shall be void.

         17.6 SECURITY. In the event that Landlord engages the services of a professional security system for the Building, it is understood that such engagement shall in no way increase Landlord's liability for occurrences and/or consequences which such a system is designed to detect or avert and that Tenant shall look solely to its insurer as set out above for claims for damages or injury to any person or property. In no event shall this Section 17.6, nor any other provision of this Lease, be construed to create any express or implied obligation on the part of Landlord to secure the Premises, Building or Common Areas, or otherwise provide security services for the Premises, Building or Common Areas.

         17.7 LANDLORD'S INSURANCE. At all times during the Lease Term, Landlord will maintain the following insurance (a) all-risk fire and extended coverage casualty insurance covering damage to the Building (excluding earthquake and flood insurance unless available at commercially feasible rates) in an amount not less than 100% of the replacement cost thereof, (b) commercial general public liability insurance covering bodily injury, death and/or property damage in an amount not less than [***] combined single limit, (c) loss of "rental value" insurance in an amount equal to not less 100% of the projected gross income from the Building for a period of twelve (12) months, and (d) workers compensation and employer's liability insurance to the extent required by state law or Landlord's mortgage. Landlord shall also have the right to obtain such other types and amounts of insurance coverage on the Building and Landlord's liability in connection with the Building as Landlord determines is customary or advisable for comparable office buildings in the Reston area. Tenant acknowledges and agrees that all premiums for insurance obtained by Landlord pursuant to this Section 17.7 shall be included within "Operating Expenses", as such term is defined in Section 7.2, above. Landlord shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms hereof in a blanket policy or through the use of primary and/or umbrella coverages.

                                   ARTICLE 18
                         LANDLORD SERVICES AND UTILITIES

         18.1 ORDINARY SERVICES TO THE PREMISES. Landlord shall furnish to the Premises throughout the Term, at a standard consistent with that of other comparable first class office projects in the vicinity of the Building (i) heating and air conditioning appropriate for the Permitted Use between 7:00 a.m. and 7:00 p.m., Monday through Friday, and between 9:00 a.m. and 1:00 p.m. on Saturday, except for the following holidays (on the days recognized as legal holidays in respect thereof): Christmas, New Year's Day, Memorial Day, Independence Day, Labor Day and Thanksgiving, (ii) reasonable in-suite janitorial service on Monday through Friday of each week throughout the Term, excluding the aforementioned holidays, (iii) regular trash removal from the
Premises, (iv) hot and cold water from points of supply, (v) restrooms as required by applicable code, (vi) elevator service, provided that Landlord shall have the right to remove such elevators from service as may be for moving, freight or for servicing or maintaining the elevators or the Building, or on non-business days, as long as one (1) elevator remains in operation at all times, (vii) non-exclusive access to the Building's Common Area loading dock upon reasonable prior notice to Landlord (not less than one (1) business day in advance), and exclusive access to that certain garage area that opens into Space A and which is usable for certain types of loading or unloading (which, subject to applicable legal requirements, will be available for Tenant's use at all times), and (vii) electricity. The cost of all services provided by Landlord hereunder shall, except as limited by Section 7.2 and 7.3 of this Lease, be included within Operating Expenses. Landlord agrees to furnish landscaping and grounds maintenance and snow clearing for the areas used in common by the tenants of the Building. The foregoing services shall be furnished by Landlord and reimbursed by Tenant as part of Operating Expenses; provided, however that Landlord shall be under no responsibility or liability for failure or interruption in such services caused by breakage, accident, strikes, repairs or for any other cause or causes beyond the control of Landlord, nor in any event for any indirect or consequential damages; and, subject to Section 18.5, below, failure or omission on the part of Landlord to furnish such service shall not be construed as an eviction of Tenant, nor work an abatement of Rent, nor render Landlord liable in damages, nor release Tenant from prompt fulfillment of any of the covenants under this Lease.

         18.2 AFTER-HOURS SERVICES TO THE PREMISES. If Tenant requires or requests that the services to be furnished by Landlord (except Building standard electricity and elevator service for at least one (1) elevator) be provided during periods in addition to the period is set forth in Section 18.1, then Tenant shall obtain Landlord's consent thereto and, if such consent is granted, shall pay upon demand Landlord's additional expenses resulting therefrom. Landlord may, from time to time during the Term, set a per hour charge for after-hours service which shall include the cost of utility, service, labor costs, administrative costs and a cost for depreciation of the equipment used to provide such after-hours service. The current rate for after hours HVAC service is $35.00 per hour per zone.

         18.3 OTHER PROVISIONS REGARDING UTILITIES. All telephone service and utility service other than those described in Section 18.1, above, to the extent furnished to the Premises, shall be paid for by Tenant. In any multi-tenanted Building, to the extent Tenant's special equipment (such as supplementary air-conditioning units, security equipment, or other equipment involving extraordinary electrical requirements) or after hours usage of the Premises involves, in Landlord's reasonable judgement, excessive electrical consumption relative to other tenants of the Building, Landlord reserves the right to charge Tenant directly for the incremental cost of such excessive electrical consumption, either through the use of engineering surveys or submeters or other electrical measurement devices (provided that Tenant shall pay the cost of installation of any such submeters or other electrical measurement devices is installed in order to measure Tenant's excessive electrical consumption).

         18.4 ACCESS AND SECURITY. Tenant hereby agrees to the exercise by Landlord and its agents and employees, within their sole discretion, of such security measures as Landlord deems necessary for the Building, provided that such security measures shall not interfere with Tenant's access to and use of the Premises 24 hours per day, 7 days per week, during the Term of this Lease (it being agreed that the operation of the current security system which limits entry to the Building during non-business hours to persons in possession of a security key card or with authorization by Tenant or Landlord to enter the Building shall not constitute "interference" within the meaning of this Section 18.4). Landlord shall provide Tenant with one hundred (100) security key cards without charge. Additional security key cards may be obtained by Tenant from Landlord at landlord's actual cost (without mark-up). Tenant may install a security system within the Premises, provided such system and its installation
(i) shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld (provided it shall not be unreasonable for Landlord to deny consent to any system which is not compatible with the building's overall security and fire safety and life safety systems, or which is not reasonably usable by any successor tenants in the Premises), (ii) shall be in accordance with all applicable legal requirements, (iii) shall be performed at Tenant's sole expense, and shall otherwise be installed in accordance with the provisions governing Alterations under this Lease or the Work Agreement, and (iv) shall not restrict emergency or other permitted access by landlord to the Premises (and Landlord shall be provided with at least three (3) electronic and/or master keys which permit Landlord to gain access to the Premises at all times). Nothing contained in this Section 18.4 shall be construed or deemed to obligate Landlord to provide any particular form or amount of security with respect to the Premises or the Building or on behalf of Tenant or any other occupant of or visitor to the Premises or the Building, provided that Landlord agrees to maintain an electronic card-key access system to the Building.

         18.5  INTERRUPTIONS  IN ESSENTIAL  SERVICES.  Section 18.1,  above, and
Section 19.1, below, to the contrary notwithstanding: (i) in the event Tenant is deprived of electricity, heat, air-conditioning, water and/or the use of at least one (1) elevator to the Premises (any of the foregoing services being hereinafter referred to as "Essential Services"), Tenant shall promptly notify Landlord thereof and Landlord shall use reasonable and diligent efforts to restore (or facilitate the restoration) of such Essential Services promptly thereafter, and (ii) if (A) the deprivation of such Essential Services occurred either solely as a result of the willful or negligent acts or omissions of Landlord or its Agents, or, if not caused solely by the willful or negligent acts or omissions of Landlord or its Agents, is due to a cause which is nevertheless covered under any policy of rental interruption insurance then maintained by Landlord with respect to the Building, (B) the Premises (or any part thereof) is rendered untenantable as a result thereof, and (C) such interruption of Essential Services continues for five (5) consecutive business days after Tenant first notified Landlord of such interruption, then commencing on the sixth (6th) consecutive business day after the date Tenant first notified Landlord of such interruption, Tenant shall be entitled to abate its Rent obligations hereunder solely as to the portion of the Premises which is not usable until such time as such Essential Service(s) is(are) restored. Other than
(i) the foregoing abatement, (ii) any abatement of Rent contemplated after a fire or other casualty pursuant to Section 21.1, below, (iii) any sums owed pursuant to an indemnification claim under Section 19.2 of this Lease arising out of any death or injury to persons in relation thereto, and (iv) any monetary liability arising out of the exercise by Tenant of its right to perform Landlord's obligations after a default by Landlord pursuant to Article 22 of this Lease, Landlord shall have no monetary liability to Tenant as a result of any interruption in services or Essential Services under this Lease. Notwithstanding anything set forth in this Lease to the contrary, Landlord shall have no liability to Tenant or any party claiming by or through Tenant for lost profits, business losses or other consequential damages.

                                   ARTICLE 19
                              LIABILITY OF LANDLORD

         19.1 NO LIABILITY. Except where due to Landlord or its Agents' gross negligence or willful misconduct, Landlord and its Agents shall not be liable to Tenant or its Agents for, and Tenant, for itself and its Agents, does hereby release Landlord and its Agents from liability for, any damage, compensation or claim arising from (i) the necessity of repairing any portion of the Premises or the Building or the Common Area or any structural defects thereto, (ii) subject to Section 18.5, above, any interruption in the use of the Premises or the Common Area for any reason including any interruption or suspension of utility service, (iii) fire or other casualty or personal or property injury, damage or loss resulting from the use or operation (by Landlord, Tenant, or any other person whomsoever) of the Premises or the Building or the Common Area, (iv) the termination of this Lease, (v) any robbery, assault, theft or other criminal act, (vi) any leakage in the Premises or the Building from water, rain, snow or any other causes whatsoever, and/or (vii) any and all other causes whatsoever. Except as expressly provided in Section 18.5, above, no such occurrence shall give rise to diminution or abatement of Rent. Notwithstanding the foregoing, any goods, automobiles, property or personal effects stored or placed by Tenant or its Agents in or about the Premises, the Building or the Common Area shall be at the sole risk of Tenant (and shall be insured by Tenant pursuant to the terms of this Lease); and Tenant hereby expressly waives its right to recover against Landlord and its Agents therefor. Tenant hereby waives any claim it might have against Landlord or its Agents for any consequential damages or business losses sustained by Tenant for any reason, or arising out of the loss or damage to any person or property of Tenant, or any interruption in the use of the Premises or the Common Area, for any reason. Tenant acknowledges its obligation to insure against such losses and damages. The liability of Landlord hereunder shall be further limited by Section 28.14, below.

         19.2 INDEMNITY. Tenant shall indemnify, defend, protect and hold Landlord and its Agents harmless from and against any and all damage, claim, liability, cost or expense (including, without limitation, reasonable attorneys' or other professionals' fees) of every kind and nature (including, without limitation, those arising from any injury or damage to any person, property or business) incurred by or claimed against Landlord or its Agents, directly or indirectly, as a result of, arising from or in connection with (i) Tenant's or its Agents' use and occupancy of the Premises, the Building or the Common Area (except to the extent caused by the negligence or willful misconduct of Landlord and not covered under any insurance which Tenant is required to carry pursuant to this Lease), (ii) Tenant's breach of any provision of this Lease; or (iii) any negligence act or omission, or willful act, of Tenant or its Agents.

                                   ARTICLE 20
                              RULES AND REGULATIONS

         Tenant and its Agents shall at all times abide by and observe the Rules and Regulations and any commercially reasonable amendments thereto that may be promulgated from time to time by Landlord for the operation and maintenance of the Building and the Common Area and the Rules and Regulations shall be deemed to be covenants of the Lease to be performed and/or observed by Tenant. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations, or the terms or provisions contained in any other lease, against any other tenant of the Building, PROVIDED Landlord shall not enforce the Rules and Regulations, or promulgate new Rules and Regulations, in a discriminatory manner against Tenant. Landlord shall not be liable to Tenant for any violation by any party of the Rules and Regulations or the terms of any other Building lease. If there is any inconsistency between this Lease and the Rules and Regulations, this Lease shall govern. Landlord reserves the right to amend and modify the Rules and Regulations as it deems necessary.

                                   ARTICLE 21
                              DAMAGE; CONDEMNATION

         21.1 DAMAGE TO THE PREMISES. If the Premises shall be damaged by fire or other cause, Landlord shall diligently and as soon as practicable after such damage occurs repair such damage using the proceeds of insurance carried by Landlord pursuant to this Lease (provided that, if the fire or casualty is due to the fault or negligence of Tenant or its Agents, Landlord's repair and restoration obligation shall be limited to the amount of insurance actually received by Landlord in respect of such casualty). Notwithstanding the foregoing, if the Premises or the Building is damaged by fire or other cause to such an extent that, in Landlord's sole judgment, the damage cannot be substantially repaired within two hundred (200) days after the date of such damage, or if the Premises are damaged to an extent such that repair would cost in excess of $200,000 during the last two (2), then either Landlord or Tenant may, within thirty (30) days after the date Landlord notifies Tenant of its estimate of the timing or cost of such repair, terminate this Lease by notice to the other. Landlord shall give Tenant written notice of Landlord's estimate of the time required for the substantial repair of such damage (or, if in the last two Lease Years, of the estimated cost of such repairs) within thirty (30) days after the date of such damage. If either Landlord or Tenant terminates this Lease pursuant to this Article 21, the Rent shall be apportioned and paid to the date of such termination. If neither Landlord nor Tenant so elects to terminate this Lease but the damage required to be repaired by Landlord is not repaired within two hundred (200) days from the date of such damage, or such longer period as was set forth in Landlord's estimate (such period to be extended by the period of any delay resulting from Force Majeure, as defined in Section 28.16, and by any period of delay caused by the acts or omissions of Tenant or Tenant's Agents), Tenant may terminate this Lease at any time thereafter until such reconstruction is completed upon thirty (30) days prior written notice to Landlord, PROVIDED that if such reconstruction is substantially underway as of the date of Tenant's notice of termination to Landlord, and Landlord substantially completes such reconstruction within the thirty (30) day period after its receipt of Tenant's notice of termination, then in such event the notice of termination from Tenant shall be deemed rescinded, and this Lease shall continue in full force and effect. During the period that Tenant is deprived of the use of the damaged portion of the Premises, Base Rent and Additional Rent shall be reduced by the ratio that the rentable square footage of the Premises damaged bears to the total rentable square footage of the Premises before such damage. Notwithstanding anything herein to the contrary, Landlord's repair and restoration obligation shall be limited to the Tenant Improvements originally constructed by Landlord hereunder, and shall not apply to (and Landlord shall not be required to rebuild, replace or repair) any Alterations, any personal property and/or any specialized equipment of Tenant.

         21.2 CONDEMNATION. If the whole or a Substantial Part of the Premises or the Building shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), then the Term shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority, and Rent shall be prorated to the date when title vests in such governmental or quasi-governmental authority. If less than a Substantial Part of the Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), Base Rent shall be reduced on a per square foot basis for the portion of the Premises so taken, and Tenant's Proportionate Share shall be adjusted to reflect the actual ratio of the remaining rentable area of the Premises to the remaining rentable area of the Building after such taking, effective as of the date when title vests in such governmental or quasi-governmental authority, and this Lease shall otherwise continue in full force and effect. Notwithstanding the foregoing, if more than 25% of the Premises is taken, or areas of the Premises are taken that can not reasonably be rebuilt in other areas of the Premises and are vital to Tenant's business operations (such as Tenant's network operating center or interconnection spaces), Tenant may terminate this Lease upon written notice to Landlord delivered within thirty (30) days after the date Tenant is first notified of such condemnation. Tenant shall have no claim against Landlord (or otherwise) as a result of any taking described in this Section 21.2. Tenant may, to the extent allowed by law, claim an award for moving expenses and for the taking of any of Tenant's property which does not, under the terms of this Lease, become the property of Landlord at the termination hereof (but in all events specifically excluding Tenant's leasehold interest in the Premises), as long as such claim is separate and distinct from any claim of Landlord and does not diminish Landlord's award. Any award for the termination of this Lease shall be the sole property of Landlord.

                                   ARTICLE 22
                                     DEFAULT

         22.1 EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default": (i) Tenant fails to pay Rent within two (2) business days after notice from Landlord; provided that no such notice shall be required if at least five (5) such notices shall have been given during the same Lease Year;
(ii) Tenant fails to observe or perform any other term, condition or covenant herein binding upon or obligating Tenant within ten (10) days after written notice from Landlord, or such longer period (not to exceed an additional one hundred eighty (180) days) as may be reasonably necessary to cure such failure, provided Tenant commences such cure promptly after its receipt of Landlord's written notice and diligently continues such cure thereafter to completion,
(iii) Tenant abandons the Premises; (iv) Tenant or any Guarantor makes or consents to a general assignment for the benefit of creditors or a common law composition of creditors, or a receiver of the Premises or all or substantially all of Tenant's or Guarantor's assets is appointed, or (v) Tenant or Guarantor files a voluntary petition in any bankruptcy or insolvency proceeding, or an involuntary petition in any bankruptcy or insolvency proceeding is filed against Tenant or Guarantor and is not discharged by Tenant or Guarantor within ninety
(90) days.

         22.2 LANDLORD'S REMEDIES. Upon the occurrence of an Event of Default, Landlord, at its option, without further notice or demand to Tenant, may to the fullest extent permitted by law, and in addition to all other rights and remedies provided in this Lease, at law or in equity:

         (i) Terminate this Lease and Tenant's right of possession of the Premises, and recover all damages to which Landlord is entitled under law, specifically including, but without limitation, all of Landlord's expenses of reletting (including, without limitation, rental concessions to new tenants, repairs, Alterations, reasonable legal fees and brokerage commissions). In addition, if Landlord elects to terminate this Lease, every obligation of Landlord hereunder shall cease as of the date of such termination, but the same shall not affect the liability of Tenant for payment of Rent and performance of all other terms and conditions of this Lease to the date of termination, plus any damages and/or other sums recoverable by Landlord under this Article 22 or otherwise at law or in equity.

         (ii) Terminate Tenant's right of possession of the Premises without terminating this Lease, in which event, Landlord may, but shall not be obligated to, relet the Premises, or any part thereof, for the account of Tenant, for such rent and term and upon such other conditions as are acceptable to Landlord. For purposes of such reletting, Landlord is authorized to redecorate, repair, alter and improve the Premises to the extent necessary in Landlord's sole discretion. Until Landlord relets the Premises, Tenant shall remain obligated to pay Rent to Landlord as provided in this Lease. If and when the Premises are relet and if a sufficient sum is not realized from such reletting after payment of all
Landlord's expenses of reletting (including, without limitation, rental concessions to new tenants, repairs, Alterations, reasonable legal fees and brokerage commissions) to satisfy the payment of Rent due under this Lease for any month, Tenant shall pay Landlord any such deficiency upon demand. Tenant agrees that Landlord may file suit to recover any sums due Landlord under this Section from time to time and that such suit or recovery of any amount due Landlord shall not be any defense to any subsequent action brought for any amount not previously reduced to judgment in favor of Landlord.

         (iii) Terminate this Lease and Tenant's right of possession of the Premises, and recover from Tenant, at Landlord's sole and exclusive option, either (A) the net present value of the Rent due from the date of termination until the Expiration Date, discounted at the lesser of the Interest Rate as of the date of termination or seven percent (7%) per annum, LESS the amount of rent loss Tenant proves Landlord could reasonably avoid during such period (also discounted to present value on the same basis), or (B) "Indemnity Payments" which shall mean an amount equal to the Base Rent and Additional Rent and other payments provided for in this Lease which would have become due and owing thereunder from time to time during the unexpired Lease Term after the effective date of the termination, but for such termination, less the Base Rent and Additional Rent and other payments, if any, actually collected by Landlord and allocable to the Premises. If Landlord elects to pursue Indemnity Payments in lieu of the amount recoverable under clause (A) of this subparagraph (iii), above, Tenant shall, on demand, make Indemnity Payments monthly, and Landlord may sue for all Indemnity Payments at any time after they accrue, either monthly, or at less frequent intervals. Tenant further agrees that Landlord may bring suit for Indemnity Payments at or after the end of the Lease Term as originally contemplated under this Lease, and Tenant agrees that, in such event, Landlord's cause of action to recover the Indemnity Payments shall be deemed to have accrued on the last day of the Lease Term as originally contemplated.

         (iv) Re-enter and repossess the Premises and remove all persons and effects therefrom, by summary proceeding, ejectment or other legal action. Landlord shall have no liability by reason of any such re-entry, repossession or removal.

         (v) Recover from Tenant, to the extent not already recovered pursuant to the preceding subparagraphs of this Section 22.2, any other amount which is necessary to compensate Landlord for economic damages sustained by Landlord and caused by Tenant's failure to perform Tenant's obligations under this Lease, including, without limitation, any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or a portion thereof, including expenses incurred in performing such acts in connection with any reletting to a new tenant or tenants; (iii) for leasing commissions incurred in connection with any reletting to a new tenant or tenants; and/or (iv) for any other costs incurred by Landlord in reletting the Premises.

         22.3 RIGHTS UPON POSSESSION. If Landlord takes possession pursuant to this Article, with or without this Lease, Landlord may, at its option, enter into the Premises, remove Tenant's Alterations, signs, personal property, equipment and other evidences of tenancy, and store them at Tenant's risk and expense or dispose of them as Landlord may see fit, and take and hold possession of the Premises; provided, however, that if Landlord elects to take possession only without terminating this Lease, such entry and possession shall not terminate this Lease or release Tenant or any Guarantor, in whole or in part, from the obligation to pay the Rent reserved hereunder for the full Term or from any other obligation under this Lease or any guaranty thereof.

         22.4 NO WAIVER. If Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition or agreement herein contained, nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach shall operate as a waiver of such covenant, condition or agreement, or operate as a waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment of Rent by Tenant or acceptance of Rent by Landlord shall operate as a waiver of any breach or default by Tenant under this Lease. No payment by Tenant or receipt by Landlord of a lesser than the monthly installment of Rent herein stipulated shall be deemed to be other than a payment on account of the earliest unpaid Rent, nor shall any endorsement or statement on any check or communication accompanying a check for the payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy provided in this Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease.

         22.5 RIGHT OF LANDLORD TO CURE TENANT'S DEFAULT. If an Event of Default shall occur, then Landlord may (but shall not be obligated to) make such payment or do such act to cure the Event of Default, and charge the amount of the expense thereof, together with interest thereon at the Interest Rate, to Tenant. Such payment shall be due and payable upon demand; however, the making of such payment or the taking of such action by Landlord shall not be deemed to cure the Event of Default or to stop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled. Any such payment made by Landlord on Tenant's behalf shall bear interest until paid at the Interest Rate.

         22.6 LATE PAYMENT. If Tenant fails to pay any Rent within five (5) days after such Rent becomes due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such overdue Rent, provided that the foregoing late charge shall be excused on the first occasion Tenant makes a late payment of Rent as long as such payment is made within two (2) business days after Landlord's written notice to Tenant of such late payment. In addition, any such late Rent payment shall bear interest from the date such Rent became due and payable to the date of payment thereof by Tenant at the Interest Rate (except that, if Tenant was charged a late charge with respect to such payment of Rent as aforesaid, interest at the Interest Rate shall commence to accrue beginning thirty (30) days after the date such payment was due). Such late charge and interest shall be due and payable within two (2) days after written demand from Landlord.

         22.7 CURE PERIOD FOR LANDLORD. In no event shall Landlord be considered to be in default of any of its obligations under this Lease unless Tenant shall have notified Landlord in writing of the alleged breach with reasonable specificity, and such breach shall have continued for thirty (30) days after Landlord's receipt of such written notice from Tenant (or, in the case of any breach which cannot with reasonable diligence be cured within thirty (30) days, within such additional period, if any, but not to exceed an additional one hundred eighty (180) days in the aggregate, as may be reasonably required by Landlord to cure such breach with reasonable due diligence, as long as Landlord continues to pursue such cure with reasonable diligence).

                                   ARTICLE 23
                                    MORTGAGES

         23.1 SUBORDINATION. Subject to the delivery of an SNDA (as defined herein) to Tenant in accordance with Section 23.4, below, this Lease is and shall be subject and subordinate to all ground or underlying leases and to any first Mortgage(s) which may now or hereafter affect such lease or the Land and to all renewals, modifications, consolidations, replacements and extensions thereof. This subordination shall be self-operative; however, in confirmation thereof, Tenant shall execute promptly any instrument that Landlord or any first Mortgagee may request confirming such subordination. Notwithstanding the foregoing, before any foreclosure sale under a

Mortgage, the Mortgagee shall have the right to subordinate the Mortgage to this Lease, and, in the event of a foreclosure, this Lease may continue in full force and effect and Tenant shall attorn to and recognize as its landlord the purchaser of Landlord's interest under this Lease. Tenant shall, upon the request of a Mortgagee or purchaser at foreclosure, execute, acknowledge and deliver any instrument consistent with the provisions of Section 23.4, below, that has for its purpose and effect the subordination of the lien of any Mortgage to this Lease or Tenant's attornment to such Purchaser.

         23.2 MORTGAGEE PROTECTION. Tenant agrees to give any Mortgagee by certified mail, return receipt requested, a copy of any notice of default served upon Landlord, provided that before such notice Tenant has been notified in writing of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then Mortgagee shall have an additional thirty (30) days within which to cure such default; provided, however, that if such default cannot be reasonably cured within that time, then such Mortgagee shall have such additional time as may be necessary to cure such default so long as Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, without limitation, the commencement of foreclosure proceedings, if necessary), in which event this Lease shall not be terminated or Rent abated while such remedies are being so diligently pursued. In the event of the sale of the Land or the Building, by foreclosure or deed in lieu thereof, the Mortgagee or purchaser at such sale shall be responsible for the return of the Security Deposit only to the extent that such Mortgagee or purchaser actually received the Security Deposit.

         23.3 MODIFICATION DUE TO FINANCING. If, in connection with obtaining construction or permanent financing for the Premises, the Building or the Land, any lender (or Mortgagee) shall request reasonable modifications of this Lease as a condition to such financing, Tenant shall promptly execute a modification of this Lease, provided such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's reasonable use and enjoyment of the Premises or detract from Tenant's rights under this Lease in more than a DE MINIMIS fashion. Tenant and any Guarantor shall each, prior to execution and throughout the Term, upon request from time to time, provide such financial information and documentation about itself to Landlord or Mortgagee as may be requested.

         23.4 NON-DISTURBANCE AGREEMENT. Landlord agrees to obtain from any future Mortgagee for the Building, a subordination, non-disturbance and attornment agreement using such Mortgagee's standard form (such agreement, an "SNDA"), providing, INTER ALIA, (i) for the subordination of this Lease to such Mortgage, (ii) for the attornment of Tenant to Landlord's successor in title,
(iii) that, as long as Tenant is not in Default hereunder beyond any applicable notice and cure period, Tenant's right of possession and other leasehold rights shall not be disturbed in the event of a foreclosure of such Mortgage or a sale in lieu of foreclosure, and (iv) that if Landlord defaults in its construction obligations pursuant to EXHIBIT B of this Lease, and provided the mortgagee has been given written notice of such default and an opportunity to cure same as otherwise provided herein and has failed or declined to do so, such mortgagee shall recognize the remedies provided to Tenant pursuant to EXHIBIT B in respect of such default. Landlord will cooperate with Tenant to negotiate with a future Mortgagee the terms and provisions of any future SNDA, but gives no assurances that it will be able to secure a future lender's agreement to deviate from its then standard form of SNDA in any respect, and Landlord's obligation to deliver a future SNDA as a condition to Tenant's subordination of this lease to a future Mortgage shall be strictly limited to causing such Mortgagee to deliver an SNDA on such future Mortgagee's standard form. Upon delivery of an SNDA to Tenant providing for the foregoing, and containing such other provisions as such Mortgagee may require under its standard form, Tenant agrees to promptly execute and deliver such SNDA to Landlord (and prior to its execution by the Mortgagee). In addition, Landlord shall obtain an SNDA from Landlord's present mortgagee in the form of EXHIBIT E attached hereto within thirty (30) days after the date of execution of this Lease (provided Tenant shall execute such SNDA prior to execution by such mortgagee).

                                   ARTICLE 24
                             SURRENDER; HOLDING OVER

         24.1 SURRENDER OF THE PREMISES. Tenant shall peaceably surrender the Premises to Landlord on the Expiration Date or earlier termination of this Lease, in broom-clean condition and in as good condition as when Tenant took possession, including, without limitation, the repair of any damage to the

Premises caused by the removal of any of Tenant's personal property or trade fixtures from the Premises, except for reasonable wear and tear and damage caused by fire or other casualty. Any of Tenant's personal property left on or in the Premises, the Building or the Common Area after the Expiration Date or earlier termination of this Lease shall be deemed to be abandoned, and, at Landlord's option, title shall pass to Landlord under this Lease.

         24.2 HOLDING OVER. In the event that Tenant shall not immediately surrender the Premises to Landlord on the Expiration Date or earlier termination of this Lease, Tenant shall be deemed to be a month to month tenant upon all of the terms and provisions of this Lease, except the monthly Base Rent shall be [***] of the monthly Base Rent in effect during the last month of the Term. Notwithstanding the foregoing, if Tenant shall hold over after the Expiration Date or earlier termination of this Lease, and Landlord shall desire to regain possession of the Premises, then Landlord may forthwith re-enter and take possession of the Premises. If the Premises are not surrendered as and when aforesaid, and in accordance with the terms of this Lease, Tenant shall indemnify Landlord against all liabilities and damages sustained by Landlord by reason of such retention of possession.

                                   ARTICLE 25
                                 QUIET ENJOYMENT

         25.1 COVENANT OF QUIET ENJOYMENT. Landlord covenants that if Tenant shall pay Rent and perform all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall during the Term peaceably and quietly occupy and enjoy possession of the Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject to the provisions of this Lease and any and all easements, conditions, restrictions and other matters of record affecting the Land and/or Building.

25.2 LANDLORD'S WARRANTY OF TITLE. Landlord hereby represents and warrants to Tenant that it is the sole owner of the Building and the Land, and that there is no ground lease on or affecting either the Building or the Land.

                                   ARTICLE 26
                TENANT'S COVENANTS REGARDING HAZARDOUS MATERIALS

         26.1 DEFINITION. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "infectious wastes," "hazardous materials" or "toxic substances" now or subsequently regulated under any federal, state or local laws, regulations or ordinances including, without limitation, oil, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

         26.2     GENERAL PROHIBITION AND PERMITTED MATERIALS.

                  26.2.1 Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated, discharged, released, spilled or disposed of on, in, under or about the Premises, the Building or the Land by Tenant or its Agents, affiliates, sublessees or assignees. Tenant shall indemnify, defend and hold Landlord harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages), expenses (including, without limitation, reasonable attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal or bodily injury, property damage, contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses arising from a breach of this prohibition by Tenant, its Agents, affiliates, sublessees or assignees. Except as set forth in Section
29.3, below, in no event shall Landlord be required to consent to the installation or use of any storage tanks in, on or under the Premises, the Building or the Land. If Landlord consents to the generation, production, use, storage, treatment or disposal of Hazardous Materials in or about the Premises by Tenant, its Agents, affiliates, sublessees or assignees, then, in addition to any other requirements or conditions that Landlord may impose in connection with such consent, (1) Tenant promptly shall deliver to Landlord copies of all permits, approvals, filings, and reports reflecting the legal and proper generation, production, use, storage, treatment or disposal of all Hazardous Materials generated, used, stored, treated or removed from the Premises, the Building and the Land and, upon Landlord's request, copies of all hazardous waste manifests relating thereto, and (2) upon expiration or earlier termination of this Lease, Tenant shall cause all Hazardous Materials arising out of or related to the use or occupancy of the Premises by Tenant or its Agents, affiliates, sublessees or assignees to be removed from the Premises, the Building and the Land and transported for use, storage or disposal in accordance with all applicable laws, regulations and ordinances and Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord of the same.

                  26.2.2   PERMITTED MATERIALS.

                           26.2.2.1  Notwithstanding  the foregoing,  Tenant and
its permitted assignees and subtenants shall be permitted to use, store, handle and dispose of reasonable amounts of Hazardous Materials that are typically used in the operation of the Permitted Use, such as ordinary cleaners, printer and duplication supplies and similar materials (the "Permitted Materials") provided such Permitted Materials are used, stored, handled and disposed of in a manner meeting the requirements of all Environmental Laws. Any such use, storage and disposal shall be subject to all of the terms of this Section (except for the terms prohibiting same), and Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency with respect to the Permitted Materials.

                           26.2.2.2    Landlord    acknowledges   that  Tenant's
telecommunications use will involve the use of certain equipment that may involve the use, storage, handling and disposal of minimal amounts of Hazardous Materials that are necessary for the operation of such equipment. Attached as EXHIBIT F hereto is a complete list of all equipment to be installed by Tenant in the Premises or otherwise pursuant to this Lease that would involve compliance with the provisions of this Article 26, and a description of the Hazardous Materials, if any, that are required to be used, stored , handled and/or disposed of in connection therewith, and Landlord agrees that the use, storage, handling and/or disposal of minimal amounts of Hazardous Materials as necessary in connection with the operation of the items listed on EXHIBIT F shall be permissible solely to the extent described therein, and subject further to Tenant's compliance with all of the provisions of this Article 26 exclusive of provisions prohibiting same (and such Hazardous Materials shall be deemed "Permitted Materials", but solely to the extent required to be used, stored, handled or disposed of in the operation of the equipment listed on EXHIBIT F or as otherwise permitted hereinbelow). Without limitation, and in addition to the covenants and restrictions set forth in Section 29.3 (with regard to Tenant's Generator and Generator Fuel Tank), Tenant agree that it will comply with all applicable Environmental Laws in connection with the use, storage, handling and disposal of all such Permitted Materials. Any such use, storage and disposal shall be subject to all of the terms of this Section (except for the terms prohibiting same), and Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency with respect to such Permitted Materials.

                           26.2.2.3   If  Landlord  in  its  reasonable  opinion
determines that any Permitted Materials are being improperly stored, used, handled or disposed of, then Tenant shall immediately take such corrective action as may be reasonably requested by Landlord. Should Tenant fail to commence such corrective action within two (2) business days and complete such corrective action within ten (10) business days (or (i) such longer period as may be necessary in the exercise by Tenant of reasonable and diligent efforts to complete such corrective action without delay, or (ii) such shorter period as may be appropriate in the event of an Emergency), Landlord shall have the right to perform such work on Tenant's behalf and at Tenant's sole expense, and Tenant shall promptly reimburse Landlord for any and all costs associated with said work.

                           26.2.2.4   Landlord   acknowledges   that   Tenant
anticipates the possibility that developments in the telecommunications business may require Tenant to upgrade, modify or add to the equipment listed on EXHIBIT F and which may also necessarily involve the use, storage, handling or disposal of minimal amounts Hazardous Materials. Tenant agrees that any such future modifications and activities will, to the extent that they involve the use, storage, handling or disposal of Hazardous Materials in any amount, require Landlord's prior written approval, which may, without limitation, be denied (A) if such proposed use involves use, storage, handling or disposal of more than a minimal amount of Hazardous Materials which are necessary for the operation of such future equipment, (B) if such proposed use does not constitute a normal, safe and necessary equipment requirement typically applicable to telecommunications uses of the type operated by companies similar to Tenant within an office building environment, (C) if such proposed use is not in compliance with all rules, regulations, statutes and codes of any governmental authority having jurisdiction thereover, (D) if such proposed use is not in compliance with any covenants, conditions and restrictions applicable to the Building, (E) if Landlord has any significant objection to the location or method of installation of such equipment, the particular specifications thereof,
(F) if the nature of the risk associated with the use of Hazardous Materials in connection with such equipment (including risk of bodily injury, death, property damage, spill or environmental incident) is greater than, and not substantially equivalent to, that permitted under Section 26.2.2.3 with regard to the items initially permitted pursuant to EXHIBIT F, (G) if such proposed use is not directly and necessarily related to Tenant's telecommunications use from the Premises (and any rights under this Section 26.2.2 shall be personal to Tenant and shall not inure to the benefit of any assignee or sublessee of Tenant other than an assignee or sublessee permitted under Section 11.4 which continues to operate such telecommunications business from the Premises), (H) if the rate of any insurance carried by Landlord, or the cost of any services required to be carried with respect to the Building is increased as a result thereof, (I) if Tenant does not agree to provide Landlord with additional security commensurate with the risks associated with the installation and use of such equipment, comparable to that required hereunder with respect to Tenant's initial equipment, (J) if such use or installation would violate any of the provisions of Section 26.2.2.5 or 26.2.2.6, below, or (K) if Tenant does not agree to remove such equipment upon the expiration or earlier termination of the Term, and to restore the Building to its pre-existing condition, at Tenant's sole expense.

                           26.2.2.5   Landlord   makes   no  representations  or
promises of any kind pertaining to the suitability of any area to be designated on the interior, exterior or roof of the Building for the installation and operation of any future equipment by Tenant. Tenant will obtain, prior to installation, any and all necessary licenses, approvals, permits, etc., necessary for the installation, maintenance and use of any equipment installed within the scope of this Section 26.2.2. Tenant's installation, operation, use, removal and replacement of such equipment shall not in any way conflict with any applicable law, statute, ordinance or governmental rules or regulation now in force or which may hereafter be enacted. Tenant will, at its sole cost and expense, promptly comply or ensure that the connection of such equipment to the Building and Premises, and the use and operation thereof, complies with all laws, statutes, ordinances, governmental rules or regulations, or requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to or affecting thereto. Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost (including reasonable attorney's fees incurred by Landlord in enforcing its rights with respect thereto), damage or liability arising out of any violations of said laws, statutes, ordinances rule or regulations, or arising out of the use, operation and maintenance of said equipment and the use, handling, storage and /or disposal of any Permitted Materials in connection therewith. Tenant's use and operation of any such equipment shall be exercised: (1) in such manner as will not create any hazardous condition or interfere with or impair the operation of the heating, ventilation, air conditioning, plumbing, electrical, fire protection, life safety, public utilities or other systems or facilities in the Building; (2) in such a manner as will not directly or indirectly interfere with, delay, restrict or impose any expense, work or obligation upon Landlord in the use or operation of such Building; and (3) at Tenant's cost, including the cost of repairing all damage to the Building and any personal injury and/or property damage attributable to the installation, inspection, adjustment, maintenance, removal or replacement of any equipment, apparatus or facilities pursuant hereto. Such use shall be confined solely to the ordinary course of Tenant's business operations, and shall be personal to Tenant and any party to whom Tenant assigns this Lease pursuant to Section 11.4 hereof.

         26.3 NOTICE. In the event that Hazardous Materials are discovered upon, in, or under the Premises, the Building or the Land and any governmental agency or entity having jurisdiction over the Premises, the Building or the Land requires the removal of such Hazardous Materials, Tenant shall be responsible for removing those Hazardous Materials arising out of or related to the use or occupancy of the Premises by Tenant or its Agents, affiliates, sublessees or assignees (but excluding any Hazardous Materials existing in the Premises prior to the date of this Lease, and also excluding any Hazardous Materials introduced by Landlord, or its agents, employees and contractors, into the Premises, Land or Building). Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the Premises, the Building or the Land, nor enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Material in any way connected with the Premises, the Building or the Land without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. Tenant immediately shall notify Landlord in writing of: (i) any spill, release, discharge or disposal of any Hazardous Material in, on or under the

Premises, the Building, the Land or any portion thereof, (ii) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated or threatened (if Tenant has notice thereof) pursuant to any Hazardous Materials Laws; (iii) any claim made or threatened by any person against Tenant, the Premises, the Building or the Land relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iv) any reports made to any environmental agency or entity arising out of or in connection with any Hazardous Materials in, on, under or about or removed from the Premises, the Building or the Land, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant also shall supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, the Building, the Land or Tenant's use or occupancy thereof.

         26.4 SURVIVAL. The respective rights and obligations of Landlord and Tenant under this Article 26 shall survive the expiration or earlier termination of this Lease without limitation.

                                   ARTICLE 27
                                  CONTINGENCIES

         27.1 LENDER APPROVAL. This Lease and the obligations of the parties hereto are subject to the approval of this Lease by the lender which financed Landlord's acquisition, construction and/or ownership of the Property and Building. Landlord shall forward an executed counterpart of this Lease to such lender for its review and approval at the time of delivery of such Lease to Landlord executed by Tenant. Landlord shall notify Tenant within five (5) business days after its receipt thereof, of whether such approval has been given or denied, and, if denied, the parties agree to attempt in good faith to negotiate any modifications hereto in order to make this Lease acceptable to lender. In the event the parties are unable to reach such an agreement, and such lender continues to deny its approval, this Lease shall be deemed void AB INITIO. If Landlord has not delivered such approval and the SNDA described in (and pre-signed by Tenant as set forth in) Section 23.4 hereof within thirty
(30) after execution of this Lease, then at any time thereafter until Landlord delivers such approval and the SNDA, Tenant may terminate this Lease upon written notice to Landlord.

                                   ARTICLE 28
                                  MISCELLANEOUS

         28.1 NO REPRESENTATION BY LANDLORD. Tenant acknowledges that neither Landlord or its Agents nor any broker has made any representation or promise with respect to the Premises, the Building, the Land or the Common Area, except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. Except as otherwise set forth herein or in EXHIBIT B of this Lease, Tenant, by taking possession of the Premises shall accept the Premises and the Building "AS IS," subject to correction of punch list items as noted pursuant to the Work Agreement, and to latent defects within each Space identified no later than one (1) year after the Commencement Date for each Space, and such taking of possession shall be conclusive evidence that the Premises and the Building are in good and satisfactory condition at the time of such taking of possession.

         28.2 NO PARTNERSHIP. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between Landlord and Tenant other than that of landlord and tenant.

         28.3 BROKERS. Landlord recognizes Broker(s) as the sole broker(s) procuring this Lease and shall pay Broker(s) a commission therefor pursuant to a separate agreement between Broker(s) and Landlord. Landlord and Tenant each represents and warrants to the other that it has not employed any broker, agent or finder other than Broker(s) relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim for brokerage or other commission arising from or out of any breach of the indemnitor's representation and warranty.

         28.4 ESTOPPEL CERTIFICATE. Tenant shall, without charge, at any time and from time to time, within five (5) days after request therefor by Landlord, Mortgagee, any purchaser of the Land or the Building or any other interested person, execute, acknowledge and deliver to such requesting party a written estoppel certificate certifying, as of the date of such estoppel certificate, the following: (i) that this Lease is unmodified and in full force and effect (or if modified, that the Lease is in full force and effect as modified and setting forth such modifications); (ii) that the Term has commenced (and setting forth the Commencement Date and Expiration Date); (iii) that Tenant is presently occupying the Premises; (iv) the amounts of Base Rent and Additional Rent currently due and payable by Tenant; (v) that any Alterations required by the Lease to have been made by Landlord have been made to the satisfaction of Tenant; (vi) that, to the best of Tenant's knowledge, there are no existing set-offs, charges, liens, claims or defenses against the enforcement of any right hereunder, including without limitation, Base Rent or Additional Rent (or, if alleged, specifying the same in detail); (vii) that no Base Rent (except the first installment thereof) has been paid more than thirty (30) days in advance of its due date; (viii) that Tenant has no knowledge of any then uncured default by Landlord of its obligations under this Lease (or, if Tenant has such knowledge, specifying the same in detail); (ix) that, to the best of Tenant's knowledge, Tenant is not in default beyond any applicable notice and cure periods; (x) that the address to which notices to Tenant should be sent is as set forth in the Lease (or, if not, specifying the correct address); and (xi) any other certifications reasonably requested by Landlord.

         28.5 WAIVER OF JURY TRIAL. Landlord and Tenant each hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other with respect to any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises. In the event Landlord commences any proceedings for nonpayment of Rent, Tenant shall not interpose any counterclaims other than compulsory counterclaims (E.G., counterclaims that will be deemed barred unless asserted in the same proceeding). This shall not, however, be construed as a waiver of Tenant's right to assert such claims in any separate action brought by Tenant.

         28.6 NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person or upon the earlier of receipt, if mailed by certified or registered mail, or three (3) days after certified or registered mailing, return receipt requested, postage prepaid, addressed and sent, if to Landlord to Landlord's Address specified in
Section 1.15 or if to Tenant to Tenant's Address specified in Section 1.16. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

         28.7 INVALIDITY OF PARTICULAR PROVISIONS. If any provisions of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent permitted by law.

         28.8 GENDER AND NUMBER. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number or gender as the context may require.

         28.9 BENEFIT AND BURDEN. Subject to the provisions of Article II and except as otherwise expressly provided, the provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, heirs, successors and assigns. Landlord may freely and fully assign its interest hereunder.

         28.10 ENTIRE AGREEMENT. This Lease (which includes the Exhibits and Rider attached hereto) contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreement, oral or otherwise, between the parties not contained in this Lease shall be of any force or effect. This Lease (other than the Rules and Regulations, which may be changed from time to time as provided herein) may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by Landlord and Tenant


         28.11    AUTHORITY.

                  (i) Tenant hereby represents and warrants to Landlord that Tenant is a duly formed and validly existing corporation, in good standing, qualified to do business in the Commonwealth of Virginia, that the corporation has full power and authority to enter into this Lease and that he or she is authorized to execute this Lease on behalf of the corporation.

                  (ii) Landlord hereby represents and warrants to Tenant that Landlord is a duly formed, validly existing limited liability company, qualified to do business in the Commonwealth of Virginia, that the company has full power and authority to enter into this Lease, and that he or she is authorized to execute this Lease on behalf of the company.

         28.12 ATTORNEYS' FEES. If, as a result of any default of Landlord or Tenant in its performance of any of the provisions of this Lease, the other party uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, the non-prevailing party shall reimburse the prevailing party upon demand for any and all reasonable attorneys' fees and expenses so incurred by the prevailing party.

         28.13 INTERPRETATION. This Lease is governed by the laws of the Commonwealth of Virginia.

         28.14 NO PERSONAL LIABILITY; SALE. Neither Landlord nor its Agents, whether disclosed or undisclosed, shall have any personal liability under any provision of this Lease. In the event of a judgment in favor of Tenant which remains unpaid, Tenant's right of redress, execution and levy shall be limited to the equity of Landlord in the Building as described in Article 1 hereof, including any net sales or insurance proceeds thereof (I.E., after repayment of all indebtedness secured thereby, and after payment of all costs of such sale or insurance recovery). In the event that the original Landlord hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease occurring thereafter shall terminate as of the day of such sale, and thereupon all such liabilities and obligations shall be binding on the new owner. Tenant agrees to attorn to such new owner, provided such new owner recognizes this Lease and Tenant's rights hereunder. Any successor to Landlord's interest shall not be bound by (i) any payment of Base Rent or Additional Rent made for more than one (1) month in advance, or (ii) as to any Mortgagee or any purchaser at foreclosure, any amendment or modification of this Lease made without the consent of such Mortgagee.

         28.15 TIME OF THE ESSENCE. Time is of the essence as to both Landlord's and Tenant's obligations contained in this Lease.

         28.16 FORCE MAJEURE. Except as hereafter provided, neither Landlord nor Tenant shall be considered to be in default of an obligation under this Lease nor liable for loss or damage for failure to perform an obligation (nor shall the other party be released from any of its obligations under this Lease if the non-performing party is delayed in performing an obligation), where the performance of such obligation by the non-performing party is delayed as a result of event of "Force Majeure" which shall mean any acts of God, strikes, lockouts, labor difficulties, materials shortages, explosions, sabotage, riots, civil commotions, acts of war, results of any warfare or warlike conditions in this or any foreign country, fire or casualty, unusually inclement weather, unusual governmental delays (including any processing of the building permit for the Tenant Improvements which exceeds six (6) weeks after initial submission), legal requirements, energy shortages or other causes beyond the reasonable control of the non- performing party, provided that in no event shall (i) financial inability be considered an event of Force Majeure, and (ii) in no event shall Force Majeure excuse the timely performance by Tenant of its monetary obligations under this Lease.

         28.17 HEADINGS. Captions and headings are for convenience of reference only.

         28.18 MEMORANDUM OF LEASE. Tenant shall, at the request of Landlord, execute and deliver a memorandum of lease in recordable form. Tenant shall not record such a memorandum or this Lease without Landlord's consent. In the event Tenant requests recordation of a memorandum of this Lease, Tenant shall be obligated to pay all costs, fees and taxes, if any, associated with such recordation.

         28.19 FINANCIAL INFORMATION. Within ten (10) days after Landlord's request, Tenant shall deliver to Landlord unaudited quarterly financial statement for Tenant in respect of its most recent fiscal quarter and (to the extent not previously delivered by Tenant to Landlord) Tenant's audited annual financial statement for its two (2) most recent fiscal years. Such quarterly and annual financial statements shall include, at a minimum, a balance sheet, an income statement, and a statement of change in financial position or sources and uses of cash, together with any accompanying notes. Tenant hereby agrees that Tenant's annual financial statements shall be completed within ninety (90) days after Tenant's fiscal year-end and that Tenant's quarterly financial statements shall be completed within forty-five (45) days after Tenant's fiscal quarter-end. The certified public accountant preparing any such annual financial statement shall provide an opinion that such financial statement is complete and materially accurate and that the same has been prepared in accordance with generally accepted accounting principles consistently applied.

         28.22 EFFECTIVENESS. The furnishing of the form of this Lease shall not constitute an offer and this Lease shall become effective upon and only upon its execution by and delivery to each party hereto.

                                   ARTICLE 29
                               SPECIAL PROVISIONS

         29.1     RENEWAL OPTION(S).

                  29.1.1 Provided Tenant has not committed a monetary or other Default of this Lease beyond any applicable cure period within the [***] prior to its exercise of the Renewal Option (defined below) or between the date of such exercise and the commencement of the Renewal Term, Tenant shall have the option (a "Renewal Option") to extend the Lease Term for one (1) period of [***] months (referred to as the "Renewal Term") provided Tenant gives written notice to Landlord of its election to exercise such Renewal Option (the "Renewal Notice") not less than twelve (12) months prior to the expiration of the last day of the initial Lease Term or, as applicable, the initial Renewal Term.

                  29.1.2 All terms and conditions of this Lease, including without limitation, all provisions governing the payment of Additional Rent, shall remain in full force and effect during the Renewal Term(s), except the Base Rent shall be as set forth in this Section 29.1.

                  29.1.3 The Base Rent payable upon the commencement of the Renewal Term shall equal the greater of (i) [***] of the Base Rent applicable under this Lease for the [***] Lease Year (escalated annually thereafter at the same annual escalation rate provided for herein), or (ii) [***] of the then prevailing market rental rate (including base rental rate and annual escalation rate) applicable to renewal terms with respect to comparable space in comparable buildings in the vicinity of the Building, (the "Fair Market Rate" or "FMR") at the time of the commencement of the applicable Renewal Term, determined based upon then existing renewal market conditions applicable to the leasing of comparable space in comparable buildings in the vicinity of the Building (taking into consideration use, location, quality, age and location of the applicable building and the definition of net rentable area). Landlord and Tenant shall negotiate in good faith and in accordance with the procedure set forth in Section 29.1.4, below, to determine the Fair Market Rate which will be applicable during the Renewal Term, with the goal of concluding such negotiation or triggering a determination of the FMR using a three-appraiser method (as described in Section 29.1.5, below) within not more than sixty (60) days after the date of Landlord's receipt of the Renewal Notice.

                  29.1.4 Within ten (10) days after Landlord receives Tenant's Renewal Notice exercising either of the renewal options referenced above, Landlord will provide Tenant with a written notice (the "FMR Notice") indicating the base rental rate and annual escalation rate which Landlord in good faith believes represents the then current FMR for the Premises. If Tenant is in agreement with the base rental rate and annual escalation rate stated in the FMR Notice, Tenant shall so notify Landlord within ten (10) days after its receipt thereof, in which case such base rental rate and annual escalation rate shall constitute the FMR for such Renewal Term within the meaning of this Section
29.1. If Tenant believes in good faith that the base rental rate and annual escalation rate stated by Landlord in the FMR Notice are in excess of actual FMR for the Premises, Tenant shall so notify Landlord in writing prior to the end of the ten (10) day period after Tenant received Landlord's FMR Notice, stating in its response (hereinafter referred to as "Tenant's Counterproposal") the base rental rate and annual escalation rate which Tenant in good faith believes represents the then current FMR for the Premises. If Tenant fails to respond to the Landlord's FMR Notice within such ten (10) day period, Tenant shall be deemed to have accepted the base rental rate and annual escalation rate stated in Landlord's FMR Notice. If Tenant does provide Tenant's Counterproposal to Landlord in a timely fashion, and Landlord agrees that the base rental rate and annual escalation rate stated in Tenant's Counterproposal represent the then current FMR, Landlord shall so notify Tenant within ten (10) days after its receipt thereof, in which case such base rental rate and annual escalation rate shall constitute the FMR for such Renewal Term within the meaning of this
Section 29.1. If Landlord fails to respond to the Tenant's Counterproposal within ten (10) days after Landlord's receipt of the Tenant's Counterproposal, or rejects the rental rate and escalation rate stated therein, then the parties agree to submit the issue of what constitutes the appropriate FMR for the Premises for the Renewal Term to determination using a "three appraiser method" as described in Section 29.1.5, below.

                  29.1.5 If the parties submit the issue of what constitutes the appropriate FMR for the Premises for the Renewal Term to determination using a "three appraiser method", then the basic Rent and annual escalations applicable during the Renewal Term shall be equal to the FMR and annual escalation rates determined by a board of three (3) licensed real estate appraisers, one of whom shall be named by Landlord, one by Tenant, and the two so appointed shall select the third. Each member of the board of appraisers shall be licensed in the Commonwealth of Virginia as a real estate appraiser, with a substantial familiarity in the field of commercial office leasing in the Reston/Herndon area of Fairfax County, Virginia, having no less than ten (10) years experience in such field, and recognized as ethical and reputable within the field. Landlord and Tenant agree to make their appointments within five (5) business days after the earlier to occur of (i) the expiration of the ten (10) day period after Landlord's receipt of Tenant's Counterproposal, or (ii) the date Landlord notifies Tenant of its rejection of Tenant's Counterproposal. The two (2)
appraisers selected by Landlord and Tenant shall promptly select a third appraiser within ten (10) days after the second to be appointed has been appointed, and each appraiser, within ten (10) days after the third appraiser is selected, shall submit his or her determination of the said FMR and escalations (taking into account the provisions of Section 29.1.3 hereof). If either of the parties fail to select an appraiser within the aforesaid time periods, such party's appraiser shall be designated (in compliance with the applicable criteria set forth above and affiliated with a different company from the other broker) by an agent of the Fairfax County Board of Realtors in office at such time; and if the appraisers selected by Landlord and Tenant (or on their behalf) are unable to reach agreement on the identity of the third appraiser within the applicable ten (10) day period, then the third appraiser shall be designated (in compliance with the applicable criteria set forth above) by an agent of the Fairfax County Board of Realtors in office at such time. The FMR shall be the average of amount determined by the two appraisers whose determinations are closest in amount to each other (or if two appraisers reach an identical determination, the determination of such two appraisers), provided that if the two (2) most proximate determinations of FMR differ by more than five percent (5%), then the determination of FMR by such board of three appraisers shall be null and void, and Landlord and Tenant shall, within five (5) business days thereafter, appoint a new board of three different real estate appraisers meeting the above-stated criteria, who shall convene in accordance with the procedures and time frames set forth above in order to render a new determination, as if the first determination had never taken place. After the Fair Market Rent has been established, the appraisers shall immediately notify the parties in writing, and such determination shall be conclusive and binding upon the parties. Landlord and Tenant shall each pay the fee of the appraiser selected by it, and they shall equally share the payment of the fee of the third appraiser.

         29.2     ROOF RIGHTS.

                  29.2.1 Subject to (i) compliance with all rules, regulations, statutes and codes of any governmental authority having jurisdiction thereover,
(ii) compliance with any covenants, conditions and restrictions of record (or under applicable zoning and or community ordinances) applicable to the Building, and (iii) Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, Tenant shall have the right of access to and the non-exclusive use of the roof of the Building, for the installation and operation of communication equipment, including without limitation, antennas, equipment cages or shelters and associated power supplies, generators and other equipment (Tenant's "Roof Use") without the obligation to pay rent or any other fee or expense (except for expenses for which Tenant is responsible under the express terms of this Section 29.2) to Landlord in respect of such Roof Use; provided further that such installation and the Roof Use shall not void any roof or other warranty applicable to the Buildings and that all such installations shall be located and screened in a manner mutually acceptable to both Landlord and Tenant in their reasonable discretion.

                  29.2.2 If the rate of any insurance carried by Landlord is increased as a result of Tenant's Roof Use, then Tenant will pay to Landlord within thirty (30) days after Landlord delivers to Tenant a certified statement from Landlord's insurance carrier stating that the rate increase was caused by Tenant's Roof Use, a sum equal to the difference between the original premium and the increased premium resulting from the Roof Use. To the best of Landlord's knowledge, the installation of a standard satellite dish on the roof of any Building will not result in the rate of any insurance carried by Landlord being increased.

                  29.2.3 Landlord has not made any representations or promises pertaining to the suitability of the Building's rooftops for the Roof Use. Tenant, for the purpose of this paragraph and its right to rooftop access hereunder, accepts the rooftop in its "as is" condition. The foregoing notwithstanding, Landlord agrees to cooperate with Tenant to designate an area of the roof within which Tenant's Roof Use may be conducted and which will be suitable for such purpose, provided Tenant provides appropriate specifications to Landlord and makes any and all modifications necessary to accommodate such Roof use (all of which shall be subject to Landlord's reasonable consent).

                  29.2.4 Tenant will obtain prior to installation or operation, as appropriate, any and all necessary licenses, approvals, permits, etc., necessary for the installation, maintenance and use of any equipment installed pursuant to this Section 29.2. Tenant's Roof Use shall not in any way conflict with any applicable law, statute, ordinance or governmental rules or regulation now in force or which may hereafter be enacted. The Tenant will, at its sole cost and expense, promptly comply or ensure that Tenant's Roof Use complies with all laws, statutes, ordinances, governmental rules or regulations, or requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted. Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost (including reasonable attorney's fees incurred by Landlord in relation to the enforcement of this Article), damage or liability arising out of any violations of said laws, statutes, ordinances rule or regulations, or Tenant's breach of this Article 29.2.4.

                  29.2.5 Tenant's Roof Use shall be exercised: (1) in such manner as will not create any hazardous condition or interfere with or impair the operation of the heating, ventilation, air conditioning, plumbing, electrical, fire protection, life safety, public utilities or other systems or facilities in each Building; (2) in compliance with all applicable laws, codes and regulations; (3) in such a manner as will not directly or indirectly interfere with, delay, restrict or impose any expense, work or obligation upon Landlord in the use or operation of such Building; (4) at Tenant's cost, including the cost of repairing all damage to the Buildings and any personal injury and/or property damage attributable to the installation, inspection, adjustment, maintenance, removal or replacement of any equipment or apparatus on the roofs approved hereunder; and (5) in a manner which will not void or invalidate any roof warranty then in effect with respect to the roof of each such Building. Tenant's Roof Use shall be used solely in the ordinary course of Tenant's business operations, and any use of the roof outside of the ordinary course of Tenant's business operations (such as, but not limited to, subleasing portions of the roof used by Tenant for profit to third parties, in order for such third parties to establish communications transmission facilities) shall be subject to Landlord's consent, which consent shall not be unreasonably withheld, but may be conditioned, INTER ALIA, upon the payment by Tenant to Landlord of any and all net revenues paid to Tenant in respect thereof. The foregoing notwithstanding, Landlord agree that Tenant may permit third parties to interconnect directly to Tenant's telecommunications network through the communications transmission facilities installed pursuant to Tenant's roof use in the ordinary course of Tenant's business, and that such interconnection will not be subject to the immediately preceding sentence.

                  29.2.6 Any antennas, satellite dishes, cables and other related equipment which form a part of Tenant's Roof Use shall remain the property of Tenant except to the extent paid for out of the Improvement Allowance, and Tenant agrees, within five (5) days after the end of the Term of this Lease, to remove all such antennas and satellite dishes, cables and other related equipment, repair any damage to the Building caused by such removal and restore any portion of the Building affected by the installation of the antennas, satellite dishes, cables and other related equipment to its original condition.

                  29.2.7 Landlord shall grant Tenant, its agents or its contractors, access to the roof and other areas of the Building at reasonable times to facilitate the installation, use, maintenance and removal of the antennas, satellite dishes, cables and other related equipment, provided that Tenant shall obtain Landlord's prior written approval of the scope of any such work affecting the roof of the Building and shall be responsible for any invalidation of a roof warranty caused by such access and activities (by substituting itself for the roof warrantor if any such invalidation occurs). Tenant shall take reasonable measures to minimize interference with other tenants (if any) in the Building. Tenant, at its expense, shall use a roof contractor approved by Landlord to seal any roof penetration caused by the installation, maintenance or removal of Tenant's equipment and Tenant shall be responsible for all roof repairs necessitated by the installation, maintenance, use or removal of such equipment, including any roof repairs which would have been covered by a warranty lost by reason of any of the same.

                  29.2.8 Tenant shall not, in the operation of any Roof Use permitted herein, generate any electromagnetic interference with the existing equipment of Landlord and other tenants (if any) of the Building, such as (but not limited to) electromagnetic interference caused by Tenant's antennas, satellite dishes, cables or other related equipment. Tenant acknowledges that Landlord will not be obligated to modify the Building, any equipment therein (or on the roof thereof) or require any tenant to make modifications of existing equipment in order to accommodate Tenant's equipment, and/or Roof Use, or for any other purpose. With regard to any new equipment installed by either Landlord or Tenant in the Building, each party will install and use such equipment in a manner which will avoid electromagnetic interference with equipment already in use by the parties on a "first come, first served" basis.

         29.3     GENERATOR AND GENERATOR FUEL TANK.

                  29.3.1 Subject to (i) compliance with all rules, regulations, statutes and codes of any governmental authority having jurisdiction thereover,
(ii) compliance with any covenants, conditions and restrictions applicable to the Building, and (iii) Landlord's prior written consent as to the location, type of fuel tank and/or generator, and method of installation, which consent shall not be unreasonably withheld, conditioned or delayed, Tenant shall have the right of access to and use of a space for the placement and use of an emergency generator ("Generator") and related above-ground fuel tank (the

"Generator Fuel Tank") pursuant to plans and specifications approved by Landlord.

                  29.3.2 If the rate of any insurance carried by Landlord is increased as a result of Tenant's installation of the Generator and/or Generator Fuel Tank, then Tenant will pay to Landlord within thirty (30) days after Landlord delivers to Tenant a certified statement from Landlord's insurance carrier stating that the rate increase was caused thereby, a sum equal to the difference between the original premium and the increased premium resulting therefrom.

                  29.3.3 Landlord has not made any representations or promises pertaining to the suitability of the area to be designated on the exterior of the Building for the installation and operation of the Generator and Generator Fuel Tank. Tenant, for the purpose of this paragraph, agrees to accept the space(s) designated by Landlord for such purpose in its then "as is" condition. The foregoing notwithstanding, Landlord agrees to cooperate with Tenant to select an area which is reasonably suitable for the operation and maintenance of the Generator and Generator Fuel Tank, provided Tenant provides appropriate specifications to Landlord prior to such designation to enable Landlord to cause the designation of such area to be suitable to accommodate such use.

                  29.3.4 Tenant will obtain prior to installation, any and all necessary licenses, approvals, permits, etc., necessary for the installation, maintenance and use of any equipment installed pursuant to this Section 29.3. Tenant's installation, operation, use, removal and replacement of the Generator and Generator Fuel Tank shall not in any way conflict with any applicable law, statute, ordinance or governmental rules or regulation now in force or which may hereafter be enacted. The Tenant will, at its sole cost and expense, promptly comply or ensure that the connection of Tenant's Generator and Generator Fuel Tank to the Building and Premises, and the use and operation thereof, complies with all laws, statutes, ordinances, governmental rules or regulations, or requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to or affecting thereto. Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost (including reasonable attorney's fees incurred by Landlord in enforcing its rights under this Section 29.3), damage or liability arising out of any violations of said laws, statutes, ordinances rule or regulations, or arising out of the use, operation and maintenance of said Generator and Generator Fuel Tank.

                  29.3.5 Tenant's use and operation of the Generator and Generator Fuel Tank shall be exercised: (1) in such manner as will not create any hazardous condition or interfere with or impair the operation of the heating, ventilation, air conditioning, plumbing, electrical, fire protection, life safety, public utilities or other systems or facilities in the Building;
(2) in compliance with all applicable laws, codes and regulations, including any and all applicable environmental laws, regulations and legal requirements; (3) in such a manner as will not directly or indirectly interfere with, delay, restrict or impose any expense, work or obligation upon Landlord in the use or operation of such Building; and (4) at Tenant's cost, including the cost of repairing all damage to the Building and any personal injury and/or property damage attributable to the installation, inspection, adjustment, maintenance, removal or replacement of any equipment, apparatus or facilities pursuant to this Section 29.3. Such use shall be confined solely to the ordinary course of Tenant's business operations, and shall be personal to Tenant and any party to whom Tenant assigns this Lease pursuant to Section 11.4 hereof.

                  29.3.6 In connection with Tenant's use of the Generator and Generator Fuel Tank, and subject to the above-stated responsibilities of Tenant, Tenant shall have the right to operate the Generator at such intervals and for such periods of time as may be recommended by or required by the manufacturer of such generator, or at such other intervals as Tenant deems necessary in its reasonable judgment PROVIDED (i) Tenant will provide notice to Landlord of the scheduled times for regular testing and operation, (ii) Tenant will use all reasonable and diligent efforts to perform any such testing or periodic operation outside of Normal Business Hours (it being acknowledged by Landlord that certain testing and operation will necessarily take place during peak operational periods, which may include during Normal Business Hours), and (iii) such testing will be performed in a manner reasonably calculated to minimize any inconvenience to other tenants and occupants of the Building, and their respective employees and invitees.

                  29.3.7 Tenant agrees that Landlord shall have the option (to be exercised by written notice to Tenant at or about the expiration or earlier termination of this Lease) to require Tenant to remove Tenant's Generator and Generator Fuel Tank at the expiration or earlier termination of this Lease, in which event Tenant will remove same, repair any damage to the Building caused by such removal, and restore any portion of the Building and appurtenant site improvements which were affected by the installation thereof to its original condition, such removal and restoration to be completed within five (5) days after the later of (i) the date of Landlord's notice exercising such option, or
(ii) the date of expiration or earlier termination of this Lease. If Landlord does not exercise such option within thirty (30) days after the date of expiration or earlier termination of this Lease, such equipment shall be deemed to have been surrendered with the Premises, and Tenant shall have no further obligation to remove same under this Section 29.3.7.

         29.4     RIGHT OF FIRST OFFER.

                  29.4.1 Subject to the expansion rights of other tenants in the Building, if any, as of the date hereof and described in EXHIBIT F of this Lease, during the Lease Term, Landlord agrees that, as and when (or if practicable, within reasonable proximity, not to exceed [***] months prior, to the date) space becomes available for lease in the Building, Landlord shall give notice (an "Offer Notice") to Tenant of the terms upon which Landlord is willing to lease to Tenant that portion of the Building which Landlord believes will be coming available as identified in Landlord's notice (each such space, an "Offer Space"), including (i) a description of the rentable area of each Offer Space;
(ii) the date on which Landlord estimates in good faith that such Offer Space will be available for occupancy; (iii) the annual "Base Rent" per square foot of rentable area which Landlord intends to charge for such space, including all fixed and/or indexed adjustments to said rate (and which shall be based upon Landlord's good faith determination of the fair market rental and escalations for such space); (iv) the proposed lease term for such space (and which shall be based upon Landlord's good faith determination of market terms for the term of a new lease); (v) the condition the space is proposed to be placed in as of the commencement of the proposed lease; and (vi) all other terms which Landlord intends to offer with respect to such space, including any tenant improvement allowance.

                  29.4.2 Tenant may, within [***] business days after the receipt of the Offer Notice, give notice to Landlord agreeing to lease all of (but not less than all of) the Offer Space in accordance with the terms set forth in the Offer Notice. If Tenant shall give such notice, then Landlord shall within thirty (30) days deliver to Tenant a lease ("Offer Lease") of the Offer Space having the terms specified in the Offer Notice and otherwise consistent with the legal terms of this Lease.

                  29.4.3  Should  Tenant fail to give notice under  Subparagraph
29.4.2 above within the time provided, Tenant shall be deemed not to have exercised this Right of First Offer, and Landlord shall be free to lease such Offer Space to a third party; PROVIDED that if Landlord has not executed a lease for the Offer Space, or any portion thereof, within [***] after such date, or if Landlord shall negotiate (or seek to negotiate) a lease for the Offer Space (or such portion) at a net effective rental rate which is less than [***] of the net effective rental rate which was set forth in Landlord's most recent Offer Notice for such Offer Space, Landlord will, prior to executing such lease or continuing to seek a tenant under such revised terms, provide a revised Offer Notice to Tenant with respect to such Offer Space (or portion), reflecting the applicable revised terms, and Tenant will have the right, pursuant to Section 29.4.2, above, to exercise its option rights under the terms set forth in such revised Offer Notice for a period of five (5) business days after its receipt of such revised Offer Notice. Should Tenant fail to execute and deliver an Offer Lease to Landlord within the [***] business day period after delivery to Tenant of such Offer Lease reflecting the agreed upon terms, then this Section 29.4 shall thereafter be null and void and of no further force and effect. Time is of the essence of this Section 29.4.

                  29.4.4 In connection with Tenant's possible expansion into any space leased to a tenant of the Building which is proposed to be subleased or assigned by such tenant during the [***] year period in which this Right of First Offer is in effect, Landlord agrees to notify Tenant in writing of its receipt of any proposed sublease or assignment it receives from such tenant during such period (which notice shall also state whether, and upon what terms, Landlord has the right to recapture all or any part of the applicable premises).

         29.5 CONDUIT FOR FIBER OPTIC CABLE. Subject to the provisions hereafter set forth, Tenant shall have the right during the Term to install on the Land from a point of connection in the public right of way adjacent to the Land to that portion of the exterior of the Building which is immediately adjacent to the Premises, in a location approved by Landlord, a four-inch conduit for the purpose of conducting fiber optic cable from then existing fiber optic cable lines located within such public right-of-way to the Premises, including, if necessary, an appropriate manhole for access to such conduit. Subject to the Landlord's approval as to complete engineering plans and specifications and the manner of implementation such connection, which shall not be unreasonably withheld, Landlord will permit Tenant to conduct such installation and connect such conduit and cable to the any applicable telecommunications equipment inside of the Premises or operated as part of Tenant's Roof Use. Tenant (a) shall install such conduit and cable in compliance with all applicable codes, ordinances, and statutes, (b) shall be responsible to obtain all governmental approvals, permits, licenses, and the like related to such installation, (c) shall comply with all legal and insurance requirements applicable thereto, (d) shall repair and/or restore any and all areas of Building or Land affected by such installation, and (e) shall indemnify and hold Landlord harmless for any claims, damages, losses, liabilities, or expenses (including reasonable attorneys' fees) which Landlord may incur or sustain arising out of the installation, use or operation of any facilities installed pursuant hereto, including by reason of any failure of Tenant to comply with the provisions hereof, to install and operate such conduit and cable in compliance with all applicable codes, ordinances, and statutes and for any damage to the Premises, Building, or Land caused by such installation, use, operation and/or removal. Landlord shall not be liable for the failure of the conduit or cable or for the improper installation thereof by Tenant. Upon the expiration or sooner termination of this Lease, Tenant will, at Landlord's sole election and request (and at Tenant's sole expense), remove such conduit and any cable installed therein, along with any ancillary equipment or structures, and restore the Building and Land to its pre-existing condition (and shall repair any damage to the Premises, the Building, or any other improvements to the Land caused thereby), and shall disconnect the cable entirely from the Premises and the Building and repair any damage to the Premises, the Building, or any other improvements to the Land caused thereby. Unless Landlord so elects, Tenant shall surrender the foregoing facilities and conduit to be installed pursuant to this subparagraph in the Building and Premises upon the expiration or sooner termination of this Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first written above.

                    LANDLORD:

                    11720 Sunrisecorp., L.L.C., a Maryland limited liability company



                    By:    /s/ Victor K. Tolkan
                         ----------------------------------------
                    Name: Victor K. Tolkan
                         ----------------------------------------
                    Title: Managing Member
                         ----------------------------------------

                    TENANT:

                    PATHNET, INC. a Delaware corporation


                    By:    /s/ James M. Craig
                         ----------------------------------------
                    Title: Chief Financial Officer
                         ----------------------------------------